    As filed with the Securities and Exchange Commission on January 9, 2008



                                                     Registration No. 333-148093


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


         [X] Pre-Effective Amendment No. 1 Post-Effective Amendment No.
                        (Check appropriate box or boxes)


                          MAINSTAY VP SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
                    (Address of Principal Executive Offices)

                                 (212) 576-7000
                  (Registrant's Area Code and Telephone Number)

                         Marguerite E.H. Morrison, Esq.
                     New York Life Investment Management LLC

                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                 With a copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no fee is payable herewith because of reliance upon Section 24(f).

                          MAINSTAY VP SERIES FUND, INC.
                           MAINSTAY VP VALUE PORTFOLIO
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2008

February 1, 2008

TO OUR POLICY OWNERS:

     The Board of Directors of MainStay VP Series Fund, Inc. (the "Fund"), a Maryland corporation, has called a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP VALUE PORTFOLIO (the "Value Portfolio" or the "Acquired Portfolio"). The Special Meeting is scheduled for 2:00 p.m., Eastern time, on March 17, 2008, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     As the owner of a variable annuity contract or a variable universal life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote your shares of the Value Portfolio at the Special Meeting.

     The Fund currently consists of 24 series, including the Value Portfolio. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Value Portfolio.

     At the Special Meeting, shareholders of the Value Portfolio will be asked to consider and approve the following proposals:

     1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio"), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Value Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent liquidation and dissolution of the Value Portfolio (the "Reorganization"); and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors of the Fund, after careful consideration, unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

     If the proposal is approved by the shareholders, you will become a shareholder of the Acquiring Portfolio (together with the Acquired Portfolio, the "Portfolios"), on the date that the Reorganization occurs. The Board of Directors believes that shareholders of the Acquired Portfolio would benefit from combining the Portfolios, as described above, because, among other things, the Acquiring Portfolio would have a larger asset base, which may provide greater investment opportunities and economies of scale over the long term.

     As a shareholder of the Acquired Portfolio, you are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of the Portfolios for your evaluation.

     NYLIM, the investment adviser to the Portfolios, notes that this proposal is designed to integrate and streamline certain of the Fund's offerings in an effort to focus on those Portfolios that NYLIM believes offer the best prospects for long-term viability and attractive long-term performance. NYLIM believes that this initiative also will create a stronger, more cohesive family of funds.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Acquired Portfolio you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may authorize your proxy by following the instructions on the voting instruction card for authorizing your proxy on the Internet or by touch-tone telephone, or by simply completing, signing, and returning the enclosed proxy card by mail using the postage-paid envelope provided. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-598-2019. It is important that your vote be received by no later than the time of the Special Meeting on March 17, 2008.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Stephen P. Fisher

                                        Stephen P. Fisher
                                        President
                                        MainStay VP Series Fund, Inc.

                          MAINSTAY VP SERIES FUND, INC.
                           MAINSTAY VP VALUE PORTFOLIO
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 2008

TO OUR POLICY OWNERS:


     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP VALUE PORTFOLIO (the "Value Portfolio" or the "Acquired Portfolio"), a series of the MainStay VP Series Fund, Inc. (the "Fund"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on March 17, 2008, at 2:00 p.m. Eastern time.


     As the owner of a variable annuity contract or a variable universal life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote your shares of the Acquired Portfolio at the Special Meeting.

     At the Special Meeting, shareholders of the Value Portfolio will be asked to consider and approve the following proposals:

     1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio"), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Value Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent liquidation and dissolution of the Value Portfolio; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Your attention is directed to the accompanying combined Proxy Statement and Prospectus for further information regarding the Special Meeting and the proposals above. You may vote at the Special Meeting if you are the record owner of shares of the Value Portfolio as of the close of business on January 4, 2008 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by following the instructions on the voting instruction card for authorizing your proxy on the Internet or by touch-tone telephone, or by simply completing, signing, and returning the enclosed proxy card by mail using the postage-paid envelope provided.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

                                        By Order of the Board of Directors


                                        /s/ Marguerite E. H. Morrison
                                        Marguerite E. H. Morrison
                                        Secretary
                                        February 1, 2008

                            ************************

                                IMPORTANT NOTICE:

YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO
   YOUR POLICY. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING
                               THE ENCLOSED PROXY.

                            ************************

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION                                 VALID
------------                                 -----
CORPORATE ACCOUNTS
(1)   ABC Corp.                              ABC Corp. John Doe, Treasurer
(2)   ABC Corp.                              John Doe
(3)   ABC Corp. c/o John Doe                 John Doe
(4)   ABC Corp. Profit Sharing Plan          John Doe

PARTNERSHIP ACCOUNTS
(1)   The XYZ Partnership                    Jane B. Smith, Partner
(2)   Smith and Jones, Limited Partnership   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)   ABC Trust                              Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee u/t/d 12/28/78    Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust
      f/b/o John B. Smith, Jr. UGMA/UTMA     John B. Smith, Custodian f/b/o/ John B.
                                             Smith Jr., UGMA/UTMA
(2)   Estate of John B. Smith                John B. Smith, Jr.,
                                             Executor
                                             Estate of John B. Smith

Please choose one of the following options to vote your shares:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2. VOTE VIA THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3. VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.

4. VOTE IN PERSON AT THE SPECIAL MEETING.

                           PROXY STATEMENT/PROSPECTUS

                                FEBRUARY 1, 2008

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (212) 576-7000

                              PROXY STATEMENT FOR:
                           MAINSTAY VP VALUE PORTFOLIO

                                 PROSPECTUS FOR:
                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

INTRODUCTION

     This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the MainStay VP Series Fund, Inc. (the "Fund"), a Maryland corporation, on behalf of the MainStay VP Value Portfolio (the "Value Portfolio" or, the "Acquired Portfolio"), for a Special Meeting of Shareholders of the Acquired Portfolio ("Special Meeting"). The Special Meeting will be held on March 17, 2008 at 2:00 p.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), and some or all of your Policy value is invested in the Value Portfolio. Although NYLIAC is the majority record owner of the Value Portfolio's shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as "shareholders" for ease of reading purposes. The Fund also has four asset allocation Portfolios (the "Asset Allocation Portfolios"), which may invest in and own shares of the Value Portfolio directly. In that event, the Asset Allocation Portfolios' investment manager will vote the shares of the Portfolios.

     As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on the following proposal:

     To approve an Agreement and Plan of Reorganization providing for (1) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio"), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Value Portfolio by the ICAP Select Equity Portfolio; and (2) the subsequent liquidation and dissolution of the Value Portfolio (the "Reorganization").

     Because shareholders of the Value Portfolio are being asked to approve the Reorganization Agreement that will result in a transaction in which the Value Portfolio shareholders will hold shares of the ICAP Select Equity Portfolio, this Proxy Statement also serves as a Prospectus for the ICAP Select Equity Portfolio. Each of these Portfolios offers Initial Class shares and Service Class shares (each a "Class"). Holders of a Class of shares of the Value Portfolio will receive shares of the same Class of shares of the ICAP Select Equity Portfolio, in an amount equal to the value of their Value Portfolio shares.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that shareholders of the Acquired Portfolio should know about the Acquiring Portfolio before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus, dated February 1, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Portfolios, see the Prospectus and SAI for MainStay VP Series Fund, Inc., dated May 1, 2007, as supplemented from time to time, which also are incorporated herein by reference.

     Each Portfolio also provides periodic reports to its shareholders that highlight certain important information about the Portfolios, including investment results and financial information. The annual report dated December 31, 2006 and semi-annual report dated June 30, 2007, for the Portfolios are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, annual report and any subsequently available semi-annual report for each of the Portfolios, without charge, by contacting New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-528-2019.

     You may copy and review information about each Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY .................................................................      1
   The Reorganization....................................................      1
   Board Recommendation..................................................      2
   The Fund (MainStay VP Series Fund, Inc.)..............................      2

COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION...................      3
   Comparison of Investment Objectives, Strategies, Risk Factors and
      Management.........................................................      3
   Comparison of Investment Restrictions.................................      8
   Comparison of Fees and Expenses.......................................      8
   Concurrent Solicitation of ICAP Select Equity Fund Shareholders.......      9
   Example...............................................................      9
   Summary of Fees and Expenses..........................................     10
   Performance of the ICAP Select Equity Portfolio.......................     10
   Comparative Historical Performance of Substantially Similar Account
      Advised by ICAP....................................................     11

INFORMATION ABOUT THE REORGANIZATION.....................................     12
   The Reorganization Agreement..........................................     12
   Reasons for the Reorganization........................................     12
   Board Considerations..................................................     13
   Tax Considerations....................................................     14
   Expenses of the Reorganization........................................     14
   Material Differences in the Rights of Portfolio Shareholders..........     15

INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS...........................     15
   The Board of Directors................................................     15
   The Investment Adviser................................................     15
   Subadvisors...........................................................     16
   Portfolio Managers....................................................     17

MORE ABOUT INVESTMENT STRATEGIES AND RISKS...............................     18
   Derivative Securities.................................................     18
   Foreign Securities....................................................     18
   Illiquid and Restricted Securities....................................     19
   Initial Public Offerings..............................................     19
   Investments in Technology Sector......................................     19
   Lending of Portfolio Securities.......................................     19
   Portfolio Turnover....................................................     19
   Real Estate Investment Trusts ("REITS")...............................     19
   Risk Management Techniques............................................     20
   Temporary Defensive Investments.......................................     20

PURCHASE AND REDEMPTION OF SHARES........................................     20
   Fair Valuation, Market Timing and Portfolio Holdings Disclosure.......     20

TAXES, DIVIDENDS AND DISTRIBUTIONS.......................................     23
   Taxes.................................................................     23
   Dividends and Distributions...........................................     23

VOTING INFORMATION.......................................................     24
   Voting of Proxies.....................................................     24
   Quorum Requirements...................................................     24

   Votes Necessary to Approve the Proposals..............................     24
   Adjournments..........................................................     25
   Payment of Solitication Expenses......................................     26
   Other Matters to Come Before the Special Meeting......................     26
   Future Shareholder Proposals..........................................     26

OTHER INFORMATION........................................................     26
   Financial Highlights..................................................     26
   Form of Organization..................................................     26
   Distributor...........................................................     27
   Custodian.............................................................     27
   Independent Registered Public Accounting Firm.........................     27
   Shareholder Reports...................................................     28
   Information Requirements..............................................     28
   Beneficial Share Ownership of Officers and Directors..................     28
   Beneficial Share Ownership of Shareholders............................     28
   Capitalization........................................................     29

EXHIBITS
   Form of Agreement and Plan of Reorganization..........................      A
   Financial Highlights of the MainStay VP ICAP Select Equity Portfolio..      B
   Management's Discussion of Portfolio Performance......................      C

                                     SUMMARY

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a form of which is attached to this Proxy Statement/Prospectus as EXHIBIT A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information about the Acquired Portfolio and Acquiring Portfolio, please read the Fund's Prospectus.

THE REORGANIZATION

     At a meeting held on December 7, 2007, the Board of Directors approved the Reorganization Agreement by unanimous vote. Subject to the approval of the shareholders of the Value Portfolio, the Reorganization Agreement provides for:

     - the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio in exchange for shares of beneficial interest of the ICAP Select Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Portfolio;

     - the distribution of shares of the ICAP Select Equity Portfolio to the shareholders of the Value Portfolio; and

     -    the subsequent liquidation and dissolution of the Value Portfolio.


     The Reorganization is subject to approval by the shareholders of the Acquired Portfolio. The Reorganization, if approved by shareholders, is scheduled to be effective upon the close of business on May 16, 2008, or on such later date as the parties to the Reorganization may agree (the "Closing Date"). As a result of the Reorganization, each shareholder of the Initial Class and Service Class shares of the Acquired Portfolio will become the owner of the number of full and fractional shares of Initial Class and Service Class shares, respectively, of the ICAP Select Equity Portfolio, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Value Portfolio shares, as of the close of business on the Closing Date. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. See "Information About the Reorganization" below. The Reorganization will not affect your right to purchase and redeem shares, to exchange shares among other series of the Fund with which you would have been able to exchange prior to the Reorganization, or to receive dividends and other distributions.


IN CONSIDERING WHETHER TO APPROVE THE REORGANIZATION INVOLVING THE VALUE PORTFOLIO MERGING WITH AND INTO THE ICAP SELECT EQUITY PORTFOLIO, YOU SHOULD NOTE THAT:

     - Both Portfolios have similar, although not identical, investment objectives and principal investment strategies.

     - Both Portfolios are classified in the Morningstar Variable Product Large Value category and Lipper Variable Product Large Cap Value category.


     - Total net assets in the Value Portfolio and the ICAP Select Equity Portfolio as of December 31, 2007 were $682 million and $409 million, respectively.

     - Historically, the ICAP Select Equity strategy has outperformed the Value Portfolio. While the Subadvisor to ICAP Select Equity Portfolio began sub-advising the ICAP Select Equity Portfolio (formerly, MainStay VP Basic Value Portfolio) in July 2006, that firm has managed a retail mutual fund, similarly named the MainStay ICAP Select Equity Fund, utilizing the identical Select Equity strategy since December 31, 1997. The ICAP Select Equity strategy has outperformed the Value Portfolio on a gross basis for the trailing one-, three- and five-year periods ending October 31, 2007 by 6.73%, 4.53% and 5.62%, respectively. See the section "Comparative Historical Performance of Substantially Similar Account Advised by ICAP" on page 11.



     - While the ICAP Select Equity Portfolio's total operating expenses (on a gross and net basis) are greater than those of the Value Portfolio, shareholders are expected to benefit from additional economies of scale with two portfolios merging to create one larger portfolio, resulting in lower total expenses for ICAP Select Equity Portfolio per pro forma calculations.

     - New York Life Investment Management LLC ("NYLIM"), and not the Portfolios, will pay substantially all of the expenses of the Reorganization.

     - The Reorganization is intended to qualify as a tax-free event for the Value Portfolio shareholders for federal income tax purposes.

     - The Reorganization will not result in a dilution of the economic interests of the Value Portfolio shareholders because the Value Portfolio shareholders will receive ICAP Select Equity Portfolio shares with the same aggregate net asset value as their Value Portfolio shares.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Value Portfolio entitled to vote and present in person or by proxy, as specified under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. See "VOTING INFORMATION" below.

BOARD RECOMMENDATIONS

     For the reasons set forth below in "Reasons for the Reorganization," the Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the Value Portfolio, and that the interests of the Value Portfolio's existing shareholders would not be diluted as a result of the Reorganization.

     THE BOARD, THEREFORE, HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL TO YOU, THE SHAREHOLDERS OF THE VALUE PORTFOLIO. BASED ON THE APPROVAL OF THE REORGANIZATION BY THE BOARD, THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

THE FUND (MAINSTAY VP SERIES FUND, INC.)

     This Prospectus describes Initial Class and Service Class shares of the ICAP Select Equity Portfolio offered by the Fund. The Fund, an open-end management investment company, is a Maryland corporation organized on June 3, 1983.

     Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC and as underlying investments of the Fund's Asset Allocation Portfolios.

     The terms "shareholder" or "shareholders" in this Proxy Statement/Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of a Policy Owner. The rights of a Policy Owner are described in the Policy. The current prospectus for the relevant Policy describes the rights of the Separate Accounts as shareholders and the rights of a Policy Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Policy Owners.

                     COMPARATIVE INFORMATION RELATING TO THE
                                 REORGANIZATION

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISK FACTORS AND MANAGEMENT

     This section will help you compare the investment objectives, principal investment strategies, risk factors, and management of the Value Portfolio and the ICAP Select Equity Portfolio. Additional information may be found in the Fund's SAI, which is incorporated herein by reference and available by calling toll-free 1-800-598-2019.

                                                   VALUE PORTFOLIO                      ICAP SELECT EQUITY PORTFOLIO
                                      -----------------------------------------   ----------------------------------------
INVESTMENT OBJECTIVE                  To realize maximum long-term total return   To seek a superior total return.
                                      from a combination of capital growth and
                                      income.

PRINCIPAL INVESTMENT STRATEGIES AND   The Portfolio normally invests at least     Under normal circumstances, the
INVESTMENT PROCESS                    65% of its total assets in equity           Portfolio invests at least 80% of its
                                      securities. The Portfolio is not            assets in domestic and foreign large
                                      designated or managed primarily to          company stocks.  Large company stocks
                                      produce current income.   The Portfolio     are those with market capitalizations in
                                      normally invests in U.S. common stocks      excess of $2 billion.  The Portfolio
                                      that:                                       invests primarily in issuers that are
                                                                                  characterized as "value" companies.
                                      -   MacKay Shields LLC (the                 Value companies are those Institutional
                                          "Subadvisor"), the Portfolio's          Capital LLC ("ICAP"), the Portfolio's
                                          subadvisor, believes are                subadvisor, believes are underpriced
                                          "undervalued" (selling below their      according to certain financial
                                          value) when purchased;                  measurement of their intrinsic worth or
                                                                                  business prospects, such as price to
                                      -   typically pay dividends, although       earnings or price to book ratios.
                                          there may be non-dividend paying        Equity securities consist of common
                                          stocks if they meet the "undervalued"   stocks, convertible securities and
                                          criteria; and                           preferred stocks.  The Portfolio may
                                                                                  overweight (or underweight) certain
                                      -   are listed on a national securities     market sectors, which may cause the
                                          exchange or are traded in the           Portfolio's performance to be more (or
                                          over-the-counter market.                less) sensitive to developments
                                                                                  affecting those sectors.
                                      Usually, stocks deemed by the Subadvisor
                                      to be at full value will be replaced with   ICAP uses a team approach with a
                                      new, "undervalued" stocks. When             primarily large-cap value oriented
                                      assessing whether a stock is undervalued,   investment style.  ICAP's investment
                                      the Subadvisor considers many factors and   process involves three key components:
                                      will compare the stock's market price to:   research, valuation, and identification
                                                                                  of a catalyst.
                                      -   the company's cash flow and
                                          interest coverage ratios;               Research is key to ICAP's investment
                                                                                  process. ICAP principally employs
                                      -   the company's book value;               internally generated research to
                                                                                  evaluate the financial condition and
                                      -   estimated value of the company's        business
                                          assets (liquidation value); and

                                      -   growth rates and future earnings.

                                                   VALUE PORTFOLIO                      ICAP SELECT EQUITY PORTFOLIO
                                      -----------------------------------------   ----------------------------------------
                                      The Subadvisor may sell a security if it    prospects of every company it
                                      no longer believes the security will        considers, focusing on those companies
                                      contribute to meeting the investment        where a catalyst is about to occur.
                                      objective of the Portfolio. In              ICAP performs fundamental research,
                                      considering whether to sell a security,     generally including communication with
                                      the Subadvisor may evaluate, among other    the top management at each of these
                                      things, the condition of the economy,       companies, and often the customers,
                                      meaningful changes in the issuer's          competitors and suppliers of these
                                      financial condition, and changes in the     companies. ICAP uses its proprietary
                                      condition and outlook in the issuer's       valuation models to identify, from a
                                      industry.                                   universe of large- and
                                                                                  mid-capitalization companies, those
                                                                                  companies that ICAP believes offer the
                                                                                  best relative values.  According to the
                                                                                  models, the stocks of these companies
                                                                                  sell below the price-to-earnings ratio
                                                                                  warranted by their prospects. From these
                                                                                  undervalued companies, ICAP then
                                                                                  eliminates from consideration those
                                                                                  stocks that exhibit deteriorating
                                                                                  earnings trends. By investing in
                                                                                  companies with stable-to-improving
                                                                                  earnings patterns with reasonable
                                                                                  valuations, ICAP attempts to lessen
                                                                                  investment risk in the search for
                                                                                  superior returns.

                                                                                  ICAP looks beyond traditional measures
                                                                                  of value to find companies where a
                                                                                  catalyst for positive change is about to
                                                                                  occur.  Specifically, ICAP focuses on
                                                                                  companies where this catalyst has the
                                                                                  potential to produce significant stock
                                                                                  appreciation relative to the market over
                                                                                  12 to 18 months. The catalyst can be
                                                                                  thematic (e.g., global economic
                                                                                  recovery) or company specific (e.g., a
                                                                                  corporate restructuring or the
                                                                                  introduction of a new product). Before
                                                                                  a security is added to the Portfolio,
                                                                                  ICAP's investment team generally
                                                                                  discusses, evaluates and approves each
                                                                                  recommendation.

                                                                                  The process does not end with the
                                                                                  purchase of a security. ICAP
                                                                                  continuously monitors each security and
                                                                                  evaluates whether to sell a security
                                                                                  when its target price is achieved, the
                                                                                  catalyst becomes inoperative, or another
                                                                                  stock offers greater opportunity for
                                                                                  appreciation.

PRINCIPAL RISKS                       Investments in common stocks and other      Investment in common stocks and other
                                      equity securities are particularly          equity securities is particularly
                                      subject to the risk of changing economic,   subject to the risk of changing
                                      stock market, industry and company          economic, stock market, industry and
                                      conditions and the risks inherent in        company conditions which can adversely
                                      management's ability to anticipate such     affect the value of the Portfolio's
                                      changes that can                            holdings.

                                                   VALUE PORTFOLIO                      ICAP SELECT EQUITY PORTFOLIO
                                      -----------------------------------------   ----------------------------------------
                                      adversely affect the value of the
                                      Portfolio's holdings. Opportunities
                                      for greater gain often come with greater    The principal risk of investing in value
                                      risk of loss. Some of the securities,       stocks is that the value stocks in which
                                      therefore, may carry above-average risk,    the Portfolio invests may never reach
                                      compared to common stock indices such as    what the Subadvisor believes is their
                                      the Dow Jones Industrial Average and the    full value or that they may go down in
                                      S&P 500 Index.                              value. In addition, different types of
                                                                                  stocks tend to shift in and out of favor
                                      The principal risk of investing in value    depending on market and economic
                                      stocks is that they may never reach what    conditions and therefore the Portfolio's
                                      the Subadvisor believes is their full       performance may be lower or higher than
                                      value or that they may go down in value.    that of funds that invest in other types
                                      In addition, different types of stocks      of equity securities (such as those
                                      tend to shift in and out of favor           emphasizing growth stocks).
                                      depending on market and economic
                                      conditions and therefore the Portfolio's    In searching for attractive large
                                      performance may be lower or higher than     company value stocks, the Portfolio may
                                      that of funds that invest in other types    invest a portion of its assets in
                                      of equity securities (such as those         foreign securities, which will be
                                      emphasizing growth stocks).                 subject to various risks of loss that
                                                                                  are different from risks of investing in
                                                                                  securities of U.S. based companies.
                                                                                  These include losses due to fluctuating
                                                                                  currency values, less liquid trading
                                                                                  markets, greater price volatility,
                                                                                  political and economic instability, less
                                                                                  publicly available information about
                                                                                  issuers, changes in U.S. or foreign tax
                                                                                  or currency laws, and changes in
                                                                                  monetary policy. The risks are likely to
                                                                                  be greater in emerging market countries
                                                                                  than in developed market countries.

                                                                                  The Portfolio, at times, may invest in
                                                                                  derivative securities, such as options
                                                                                  and futures, and in foreign currencies.
                                                                                  It may also sell short, which involves
                                                                                  selling a security it does not own in
                                                                                  anticipation of a decline in the market
                                                                                  price of the security. When employed,
                                                                                  these practices are used primarily to
                                                                                  hedge the Portfolio's investments, but
                                                                                  may be used to increase returns;
                                                                                  however, such practices may reduce
                                                                                  returns or increase volatility.
                                                                                  Derivatives can be illiquid, and a small
                                                                                  investment in certain derivatives could
                                                                                  have a potentially large impact on the
                                                                                  Portfolio's performance.

                                                                                  The Portfolio may purchase securities
                                                                                  that are made available in IPOs (initial
                                                                                  public offerings). The prices of
                                                                                  securities purchased in IPOs can be very
                                                                                  volatile. The effect of IPOs on the
                                                                                  Portfolio's performance depends on a
                                                                                  variety of factors, including the number
                                                                                  of IPOs the Portfolio invests in,
                                                                                  whether and to what extent a security
                                                                                  purchased in an IPO

                                                   VALUE PORTFOLIO                      ICAP SELECT EQUITY PORTFOLIO
                                      -----------------------------------------   ----------------------------------------
                                                                                  appreciates in value, and the asset base
                                                                                  of the Portfolio. As a portfolio's asset
                                                                                  base increases, IPOs often have a
                                                                                  diminished effect on such portfolio's
                                                                                  performance.

                                                                                  The Portfolio can buy securities with
                                                                                  borrowed money (a form of leverage),
                                                                                  which could have the effect of
                                                                                  magnifying the Portfolio's gains or
                                                                                  losses.

                                                                                  Due to its trading strategies, the
                                                                                  Portfolio may experience a portfolio
                                                                                  turnover of over 100%. Portfolio
                                                                                  turnover measures the amount of trading
                                                                                  a Portfolio does during the year.
                                                                                  Portfolios with high turnover rates
                                                                                  (over 100%) often have higher
                                                                                  transaction costs that are paid by the
                                                                                  Portfolio.

                                                                                  The Portfolio typically will hold
                                                                                  between 25 and 30 securities.  As a
                                                                                  result, a larger percentage of its
                                                                                  assets may be invested in a particular
                                                                                  issuer or in fewer companies than is
                                                                                  typical of other mutual funds. This may
                                                                                  increase volatility. The Portfolio will
                                                                                  be more susceptible to adverse economic,
                                                                                  political, regulatory or market
                                                                                  developments affecting a single issuer.




AS OF OCTOBER 31, 2007

NET ASSETS                                         $733.9 million                              $405.1 million
NUMBER OF HOLDINGS                                       73                                          30
PORTFOLIO COMPOSITION                             100.0% - Equities                           100.0% - Equities
                                                     0.0% - Cash                                 0.0% - Cash
PRIMARY BENCHMARK                          Russell 1000(R) Value Index(1)                      S&P 500(R) Index(2)
SECONDARY BENCHMARK                                      N/A                          S&P 500/Citigroup Value Index(3)
% OF AUM IN TOP 10 HOLDINGS                             26.1%                                       44.3%





TOP 10 HOLDINGS                 Bank of America Corporation         2.96%        General Electric Company             5.15%
                                Intel Corporation                   2.95%        Novarits AG ADR                      5.08%
                                Citigroup, Inc.                     2.78%        J.P. Morgan Chase & Co.              4.63%
                                General Electric Company            2.76%        Morgan Stanley                       4.59%
                                ExxonMobil Corporation              2.70%        Merck & Co., Inc.                    4.44%
                                CVS Caremark Corporation            2.66%        DuPont El de Nemours & Co            4.21%
                                Chevron Corporation                 2.25%        Hess Corporation                     4.19%
                                Suncor Energy, Inc.                 2.19%        Occidental Petroleum Corporation     4.09%
                                PNC Financial Services Group        2.19%        Procter & Gamble Company             4.05%
                                AT&T, Inc.                          2.18%        Norfolk Southern Corporation         3.83%



PORTFOLIO TURNOVER RATE                                  46%                                        130%
INVESTMENT MANAGER                                      NYLIM                                       NYLIM
SUBADVISOR                                        MacKay Shields LLC                      Institutional Capital LLC
PORTFOLIO MANAGER(S)                              Richard A. Rosen                 Jerrold K. Senser and Thomas R. Wenzel

(1) The Russell Value 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

     As the above chart illustrates, the Portfolios invest in substantially similar types of securities (i.e., large-cap value oriented stocks). Both the Value and ICAP Select Equity Portfolios are categorized in the U.S. Large Value peer category by Morningstar, Inc. The investment objective of both Funds is a non-fundamental policy, meaning it may be changed without shareholder approval. On December 7, 2007, the Board voted to revise the investment objective of the ICAP Select Equity Portfolio to seek a superior total return, consistent with the investment objective currently applicable to the MainStay ICAP Select Equity Fund, a different mutual fund advised by ICAP using substantially the same investment strategy. This change is not expected to result in a material change in the manner in which ICAP manages the ICAP Select Equity Portfolio. With this change, both Portfolios have substantially similar investment objectives, to seek total return, although the Value Portfolio specifically seeks to do so through dividend growth and current income.

     An additional difference in the portfolios is the non-diversified nature of the ICAP Select Equity Portfolio, which generally holds between 25 and 30 securities. Non-diversification may make the Portfolio more susceptible to changes in market conditions, thereby potentially increasing its volatility, and may result in a higher portfolio turnover rate. The portfolio turnover rate indicates changes in a portfolio's securities holdings in a given year, and may result in realized taxable gains as a result of such trading of a portfolio's assets. A portfolio will also incur transaction costs in connection with buying and selling securities, which may adversely affect its performance. Additionally, the ICAP Select Equity Portfolio may buy securities with borrowed money (a form of leverage), which could have the effect of magnifying its gains or losses.

     Both ICAP Select Equity Portfolio and Value Portfolio may invest a portion of their assets in foreign securities and derivative securities, such as options and futures, although neither of these constitutes a principal investment strategy of the Value Portfolio. Foreign securities are subject to various risks of loss that are different from the risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries. Derivatives, when employed, are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

COMPARISON OF INVESTMENT RESTRICTIONS

     The Portfolios generally share the same investment restrictions, except that, as a non-fundamental policy, the ICAP Select Equity Portfolio may write covered call or put options with respect to no more than 20% of its net assets, whereas the Value Portfolio may only do so with respect to 10% of its net assets. However, these limitations do not materially alter the way in which either Portfolio is managed or constitute a material difference between the two Portfolios. As a non-fundamental policy, this investment restriction may be changed with respect to each Portfolio by the Board of Directors without shareholder approval.

COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Portfolios. Expenses of the Portfolios are based upon the operating expenses for the period ended October 31, 2007, which are based upon unaudited financial statements for the period. Pro forma fees combined show estimated fees of ICAP Select Equity Portfolio after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under a Policy. For information on these charges, please refer to the applicable prospectus, prospectus summary, or disclosure statement in your Policy.

    ANNUAL PORTFOLIO
   OPERATING EXPENSES                                                                      ICAP SELECT
(EXPENSES THAT ARE DEDUCTED                               ICAP SELECT EQUITY             EQUITY PORTFOLIO
  FROM PORTFOLIO ASSETS)          VALUE PORTFOLIO             PORTFOLIO               PRO FORMA COMBINED(1)
---------------------------   ----------------------   -----------------------      -------------------------
Advisory Fees                 Initial Class     0.36%  Initial Class      0.58%(1)  Initial Class    0.56%(1)
                              Service Class     0.36%  Service Class      0.58%(1)  Service Class    0.56%(1)

Distribution and Service      Initial Class     None   Initial Class      None      Initial Class    None
   (12b-1) Fees(2)            Service Class     0.25%  Service Class      0.25%     Service Class    0.25%

Other Expenses                Initial Class(3)  0.24%  Initial Class(3)   0.24%     Initial Class    0.24%
                              Service Class(3)  0.24%  Service Class(3)   0.24%     Service Class    0.24%

Total Annual Portfolio        Initial Class     0.60%  Initial Class      0.82%     Initial Class    0.80%
   Operating Expenses         Service Class     0.85%  Service Class      1.07%     Service Class    1.05%

Less Waivers/Reimbursements   Initial Class      N/A   Initial Class     -0.05%(1)  Initial Class   -0.05%(1)
                              Service Class      N/A   Service Class     -0.05%(1)  Service Class   -0.05%(1)

Net Total Portfolio           Initial Class      N/A   Initial Class      0.77%     Initial Class    0.75%(1)
   Operating Expenses         Service Class      N/A   Service Class      1.02%     Service Class    1.00%(1)

(1) Effective January 1, 2007, NYLIM contractually agreed to lower its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the advisory fee would be 0.60% on assets up to $250 million, and 0.55% on assets in excess of $250 million. On December 7, 2007, NYLIM confirmed with the Board that the contractual waiver will be in effect through May 1, 2009, and may be modified or terminated only with Board approval. There is no guarantee that the contractual waiver will continue beyond that date. Please refer to the next section entitled "Concurrent Solicitation of ICAP Select Equity Portfolio" for details on a separate proposal to revise that Portfolio's advisory fee.

(2) Because the 12b-1 fee is an ongoing fee charged against the assets of the Portfolios, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(3)  Other Expenses include an Administration Fee of 0.20%.

EXAMPLE

     The following examples are intended to help you compare the costs of investing in each Portfolio and the combined Portfolio with the cost of investing in other mutual portfolios. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown (not including Policy fees or sales charges).

PORTFOLIO AND CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------        ------   -------   -------   --------
   VALUE PORTFOLIO
         Initial Class      $ 61      $192      $335     $  750
         Service Class      $ 87      $271      $471     $1,049
      ICAP SELECT EQUITY
         PORTFOLIO
         Initial Class      $ 79      $257      $450     $1,009
         Service Class      $104      $335      $585     $1,301
ICAP SELECT EQUITY
   PORTFOLIO PRO FORMA
   COMBINED(1)
         Initial Class      $ 77      $250      $439     $  985
         Service Class      $102      $329      $575     $1,278

----------
(1) Assuming the reorganization of the Value Portfolio into the ICAP Select Equity Portfolio.

CONCURRENT SOLICITATION OF ICAP SELECT EQUITY FUND SHAREHOLDERS

     In a separate proxy statement, NYLIM and the Board are soliciting shareholder approval to combine the Fund's current advisory agreement and current administration services agreement applicable to several of the Fund's portfolios, including the ICAP Select Equity Portfolio, into a single management agreement (the "New Management Agreement"). The proposed management fee for the ICAP Select Equity Portfolio will equal the current advisory and administration fee applicable to that portfolio. However, in conjunction with that proposal, NYLIM proposes to institute a new breakpoint schedule for the ICAP Select Equity Portfolio. Under the proposed New Management Agreement, the Portfolio's new management fee, after giving effect to new contractual breakpoints and the existing 0.05% contractual management fee waiver in place through May 1, 2009, will be as follows: 0.75% on assets up to $250 million, 0.70% on assets over $250 million up to $1 billion, and 0.69% on assets in excess of $1 billion. ICAP Select Equity Portfolio's Shareholders are expected to vote on the New Management Agreement at a shareholder meeting scheduled for March 17, 2008. If approved, the new management fee is not expected to materially impact the total annual operating expense fees applicable to the ICAP Select Equity Portfolio. In addition, if that proposal were approved as of the date of this Proxy Statement, it would have little impact on the "Comparison of Fees and Expenses" table as shown on page 8.

PERFORMANCE OF ICAP SELECT EQUITY PORTFOLIO

     The bar charts and tables below indicate some of the risks of investing in the Portfolios. The bar charts show you how the Portfolios' performance has varied over the last ten years (or in the case of the ICAP Select Equity Portfolio, the life of the Portfolio). The table shows how the Portfolios' average annual total returns for one year, five years and the life of the Portfolio compare to those of broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolios will perform in the future.

[INSERT BAR CHARTS]

                                  QUARTER/YEAR   RETURN
                                  ------------   ------
ICAP SELECT EQUITY
   PORTFOLIO - INITIAL CLASS
Highest Return/Best Quarter           2/03        15.07%
Lowest Return/Worst Quarter           3/02       -18.14%

VALUE PORTFOLIO - INITIAL CLASS
Highest Return/Best Quarter           4/03        14.03%
Lowest Return/Worst Quarter           3/02       -22.44%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/07



                                                                  SINCE
                                                                INCEPTION
                                  1 YEAR   5 YEARS   10 YEARS    5/1/98
                                  ------   -------   --------   ---------
VALUE PORTFOLIO --
   Initial Class                   12.92%   14.80%     6.83%        --
   Service Class(1)                12.64%   14.52%     6.56%        --
Russell 1000(R) Value Index(2)     10.83%   16.39%     9.11%        --

ICAP SELECT EQUITY PORTFOLIO --
   Initial Class                   19.15%   15.27%       --       6.13%
   Service Class (3)               18.85%   14.99%       --       5.87%
S&P 500(R) Index (4)               14.56%   13.88%       --       5.22%
S&P 500/Citigroup Value Index(5)   13.55%   16.59%       --       6.40%



(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/97 to 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

(2) The Russell Value 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains.

(3) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

(4) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


(5) The S&P 500/Citigroup Value is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.


COMPARATIVE HISTORICAL PERFORMANCE OF SUBSTANTIALLY SIMILAR ACCOUNT ADVISED BY ICAP

     The following table provides information concerning the historical total return performance of Initial Class shares of the Value Portfolio compared to Initial Class shares of the ICAP Select Equity Portfolio and compared to the Class I shares of the Main Stay ICAP Select Equity Fund, a series of ICAP Funds, Inc. ("Similar Fund"). The Similar Fund has been advised or subadvised by ICAP since its inception using substantially similar investment objectives, policies and strategies as ICAP employs for the ICAP Select Equity Portfolio and is currently managed by the same portfolio managers. While the investment objectives, policies and strategies of the Similar Fund and the ICAP Select Equity Portfolio are similar, they are not identical, and the performance of the Similar Fund will vary. The data is provided to illustrate the past performance of ICAP in managing a substantially similar investment portfolio and does not represent the past performance of the ICAP Select Equity Portfolio or the future performance of the ICAP Select Equity Portfolio or its portfolio managers. Consequently, investors should not consider this performance data as an indication of the future performance of the ICAP Select Equity Portfolio or of its portfolio managers.

     The performance data shown below reflects the net operating expenses of Class I shares of the Similar Fund, which are higher than the operating expenses of the Initial Class shares of ICAP Select Equity Portfolio (after all applicable fee waivers and/or expense reimbursements). Performance of the Similar Fund would have been higher if the ICAP Select Equity Portfolio's expenses (after all applicable waiver and/or reimbursement) were used. In addition, the Similar Fund, unlike the Portfolios, is not sold to insurance company separate accounts to fund variable insurance contracts. The performance results for the Portfolios presented below do not take into account expenses and charges that are, or may be, imposed under a Policy. If they were, returns for the Portfolios would have been lower than those shown.

     The performance data shown below for the Portfolios and the Similar Fund has been calculated with standards prescribed by the SEC for the calculation of average annual total return information.

     The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the ICAP Select Equity Portfolio. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

                      AVERAGE ANNUAL RETURNS AS OF 10/31/07

                                                                10 YEARS
                                                                OR SINCE
                                  1 YEAR   3 YEARS   5 YEARS   INCEPTION(1)
                                  ------   -------   -------   ------------
VALUE PORTFOLIO -- INITIAL
   CLASS SHARES                    12.92%   13.81%    14.80%    6.83%

ICAP SELECT EQUITY PORTFOLIO --
   INITIAL CLASS SHARES            19.15%   15.97%    15.27%    --

SIMILAR FUND -- CLASS I SHARES     19.39%   18.06%    20.16%    --

(1)  The ICAP Select Equity Portfolio commenced operations on May 1, 1998.


                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transactions may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as EXHIBIT A.

     The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio. The Acquired Portfolio would then distribute to its shareholders the portion of the shares of the Acquiring Portfolio to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Portfolio would be terminated.

     Until the Closing Date, shareholders of the Value Portfolio will continue to be able to redeem or exchange their shares. Redemption or exchange requests received after the Closing Date will be treated as requests received by the ICAP Select Equity Portfolio for the redemption or exchange of its shares.

     The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Value Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to EXHIBIT A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     To strengthen the MainStay VP family of portfolios, NYLIM has proposed the consolidation of the Portfolios which it believes have substantially similar, although not identical, investment objectives and compatible investment strategies in that both invest in large-cap value companies. The Reorganization is designed to reduce what NYLIM believes is a duplication in Portfolios offered in the Fund, thereby potentially eliminating redundant costs and certain inefficiencies that may result from maintaining the Portfolios separately. NYLIM believes that Value Portfolio shareholders would be expected to benefit from the possibility of greater overall investment returns garnered by ICAP, the sub-adviser to the ICAP Select Equity Portfolio (based on the comparable returns historically realized by ICAP using its ICAP Select Equity strategy). NYLIM also believes that the Reorganization may benefit ICAP Select Equity Portfolio shareholders by resulting in a surviving portfolio with a larger asset base. A larger asset base is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as lower total annual portfolio operating expenses through economies of scale and management fee breakpoints.

     In developing its proposal to the Board of Directors of the Fund to merge the two Portfolios, NYLIM objectively considered multiple factors, including portfolio assets, expenses, historic net flows and performance.

BOARD CONSIDERATIONS

     The proposed Reorganization was presented to the Board of Directors of the Fund for consideration at a meeting held on December 7, 2007. At that meeting, the Board recommended the proposed transaction, and in so doing, considered a number of factors, including the following:

     - the plans of NYLIM to reduce the presence of portfolio overlap in the Fund;

     - the potential benefits of the transaction to shareholders of both Portfolios;

     - the similarity and compatibility of the investment objectives, strategies, policies, and risks of the ICAP Select Equity Portfolio in the Reorganization as compared with those of the Value Portfolio;

     - expense ratios and information regarding fees and expenses of the ICAP Select Equity Portfolio and the Value Portfolio;

     - the relative investment performance of the ICAP Select Equity Portfolio and of another mutual fund managed by the same investment sub-adviser using the same overall investment strategy as compared to the performance of the Value Portfolio;

     - whether the Reorganization would dilute the interests of either Portfolio's current shareholders;

     - the relative sizes of the ICAP Select Equity Portfolio and the Value Portfolio;

     - the fees or expenses that will be borne directly or indirectly by the Portfolios in connection with the Reorganization; and

     - the federal tax consequences of the Reorganization to the Value Portfolio and its shareholders, including that the Reorganization has been structured to qualify for federal income tax purposes as a tax-free transaction.

     In reaching the conclusion to approve the Reorganization, the Board of Directors took note of the fact that, despite an increase in total annual portfolio operating expenses for Value Portfolio's shareholders on a gross and net basis, those shareholders were likely to benefit from ICAP's management team and potentially greater overall investment returns. While the Board noted that the historical returns of the Value Portfolio versus the ICAP Select Equity Portfolio were better or worse over various periods, it observed that most of the returns of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio) reflected the performance of a prior subadvisor and not ICAP. The Board further noted that the historical returns of a comparable retail fund managed by ICAP using the same ICAP Select Equity strategy used to manage the Acquiring Portfolio compared very favorably against the Value Portfolio over shorter and longer periods. The Board acknowledged that the proposal would reduce overlap among the Portfolios in that both Portfolios primarily invest in large cap value companies, which could lead to additional cost savings over the longer term through an increase in the ICAP Select Equity Portfolio's asset base and elimination of certain duplicative costs. In this regard, the Board also considered the likelihood that shareholders of the ICAP Select Equity Portfolio potentially would benefit from the proposed Reorganization through a larger asset base and lower total annual portfolio operating expenses. The Board took note of NYLIM's agreement to extend the current contractual waiver applicable to the ICAP Select Equity Portfolio's advisory fee through at least May 1, 2009 to the benefit of all shareholders of the surviving portfolio.

     The Board also reviewed possible alternatives to the Reorganization and noted in particular the fact that the Reorganization is intended to be completed on a tax-free basis under the federal tax laws and no shareholder should, therefore, realize a taxable gain or loss as a result of the Reorganization.

     In addition, the Board considered the future potential benefits to NYLIM, including the anticipated reduction of NYLIM's costs to administer similar Portfolios separately if the Reorganization is approved, as well as the financial benefit to NYLIM and its affiliates if the Reorganization is consummated and the net asset value of the ICAP Select Equity Portfolio is increased.

     On the basis of the above, the Directors, including all of the Independent Directors, determined that the interests of the shareholders of the Portfolios will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and each of the Portfolios.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, pursuant to this treatment, neither the Acquired Portfolio nor its shareholders, nor the Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transaction contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and representations made by the Portfolios.

     Immediately prior to the Reorganization, the Acquired Portfolio, to the extent necessary, will pay a dividend or dividends which, together with all previous dividends, is intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

EXPENSES OF THE REORGANIZATION

     The expenses relating to the Reorganization will be borne by NYLIM. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparing, printing and distributing this Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     It has been determined that since the portfolios are in the same business, to the extent that the Acquiring Portfolio may hold 1/3 of the assets of the Acquired Portfolio consistent with the Acquiring

Portfolio's investment objective, policies, strategies and restrictions, then the Acquiring Portfolio would not be required to continue to hold onto the Acquired Portfolio's assets.

     In any case, it is anticipated that certain portfolio holdings of the Acquired Portfolio may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Portfolio's post-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Portfolio's portfolio as of October 31, 2007 are estimated to be $0.01. The costs of such brokerage transactions will be borne by the liquidating Portfolio and may negatively affect performance.

MATERIAL DIFFERENCES IN THE RIGHTS OF PORTFOLIO SHAREHOLDERS

     Each Portfolio is organized as a series of the same Maryland corporation and is governed by the same Articles of Incorporation and Bylaws. As such, there are no material differences in the rights of either Portfolio's shareholders.

     Shares of all of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by NYLIAC, and as underlying investments of the Fund's Asset Allocation Portfolios.

     The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                 INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS

THE BOARD OF DIRECTORS

     The Fund's Directors oversee the actions of the Manager and Subadvisors, and decide the Fund's general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

THE INVESTMENT ADVISER


     NYLIM, 51 Madison Avenue, New York, New York 10010, is the Manager to each of the Portfolios involved in the Reorganization. NYLIM was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of October 31, 2007, NYLIM and its affiliates managed approximately $252.6 billion in assets.


     In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM retains Subadvisors for each Portfolio subject to this Proxy Statement/Prospectus, as described below.

     NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Portfolios pursuant to separate Administration Agreements.

     A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the period from January 1, 2006 to December 31, 2006.

     NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources that are not expected to exceed 0.25% (exclusive of Rule 12b-1 fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

     For both Portfolios, NYLIM has retained the services of a Subadvisor, which, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisors are paid a monthly fee by NYLIM, not the Portfolios.

     The Fund and the Manager have applied for and obtained an exemptive order from the SEC that permits the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, the Manager will continue to provide or oversee the provision of portfolio management services to the Fund and the Portfolios by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the 1940 Act. This authority will be subject to certain conditions, including the requirement that the Board must approve any new agreement or amend agreements with an investment adviser.

SUBADVISORS

     Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

     Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.


     MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life") and an affiliate of NYLIM. As of October 31, 2007, MacKay Shields managed approximately $39.4 billion in assets.

     Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, is the Subadvisor to the ICAP Select Equity Portfolio. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, a subsidiary of New York Life and an affiliate of NYLIM. As of October 31, 2007, ICAP managed over $21.1 billion in assets.


     For the fiscal year ended December 31, 2006, the Fund, on behalf of the Portfolios, paid NYLIM a fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, both Portfolios also pay NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                            EFFECTIVE FEE RATE
                               INVESTMENT   PAID TO INVESTMENT
          PORTFOLIO              MANAGER          MANAGER
          ---------            ----------   ------------------
Value Portfolio                   NYLIM            0.36%
ICAP Select Equity Portfolio      NYLIM            0.55%

     In addition, NYLIM pays to each Subadvisor with respect to the Portfolios a fee for sub-advisory services performed at an annual percentage of the average daily net assets of the Portfolios :

                                                FEE RECEIVED BY
          PORTFOLIO            SUBADVISOR         SUBADVISOR
          ---------            --------------   ---------------
Value Portfolio                MacKay Shields        0.36%
ICAP Select Equity Portfolio        ICAP        0.45% on assets
                                                up to $250
                                                million; 0.40%
                                                on assets over
                                                $250 million

PORTFOLIO MANAGERS

     Each Subadvisor uses a team of portfolio managers and analysts acting together to manage the applicable Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

ICAP SELECT EQUITY PORTFOLIO - JERROLD K. SENSER AND THOMAS R. WENZEL

     JERROLD K. SENSER, CFA Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

     THOMAS R. WENZEL, CFA Mr. Wenzel, Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.

VALUE PORTFOLIO - RICHARD A. ROSEN

     RICHARD A. ROSEN Mr. Rosen has managed the Value Portfolio since 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

     Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of this Proxy Statement/Prospectus. The information below further describes the investment practices and risks pertinent to one or both Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI.

DERIVATIVE SECURITIES

     The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment.

FOREIGN SECURITIES

     Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

     Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

     Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

ILLIQUID AND RESTRICTED SECURITIES

     A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

     Certain Portfolios may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INVESTMENTS IN TECHNOLOGY SECTOR

     Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

     Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

PORTFOLIO TURNOVER

     Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section of the Portfolio's prospectus. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

     Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

                        PURCHASE AND REDEMPTION OF SHARES

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

     Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

     Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the

Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

     The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

     The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

     The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

     Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by NYLIAC is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

     While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

     In accordance with the requirements of Rule 22c-2 under the Investment Company Act of 1940, NYLIAC, NYLIM and the Fund have entered into an information-sharing agreement that will provide the Fund access to shareholder identification and transaction information upon request.

Portfolio Holdings Information

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the Internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXES

     Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

     In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements. As noted earlier, immediately prior to the Reorganization, the Acquired Portfolio, to the extent necessary, will pay a dividend or dividends intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Portfolio on or about February 1, 2008. Only shareholders of record as of the close of business on the Record Date, January 4, 2008, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters properly presented at the meeting.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

     Voting Of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through telephone touch-tone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to provide your vote on the Proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

     Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting.

     In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the Proposal.

     Quorum Requirements. A quorum of shareholders (i.e. NYLIAC, as the record owner of the Portfolios' shares) is necessary to hold a valid meeting and to consider the Proposal. The holders of a majority of the outstanding shares entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

     Votes Necessary to Approve the Proposal. Approval of the Proposal requires an affirmative vote of a majority of the outstanding voting securities of the Acquired Portfolio, which the 1940 Act defines to mean the lesser of: (1) 67% or more of the shares of the Acquired Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Acquired Portfolio are present; or (2) more than 50% of the outstanding shares of the Acquired Portfolio. NYLIAC, as the holder of record of all shares of the Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of that Portfolio.

     The Fund expects that NYLIAC will vote 100% of the shares of the Acquired Portfolio held by its respective separate accounts. NYLIAC will vote shares of the Acquired Portfolio for which no instructions have been received or for which it is not otherwise entitled to vote in its discretion in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote.

     As noted earlier, the Fund's Asset Allocation Portfolios may invest in and own shares of the Acquired Portfolio. In that event, NYLIM and/or its affiliates have the discretion to vote some of the Acquired Portfolio's shares on this proposal. The Fund has been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

     Abstentions will have the effect of a negative vote on the Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of the Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary, to permit NYLIAC to obtain additional voting instructions from Policy Owners.


     All outstanding shares of the Acquired Portfolio and the Acquiring Portfolio are owned of record, in the aggregate, by VUL Separate Account I, CSVUL Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III and NYLIAC Variable Annuity Separate Account IV, and the Fund's asset allocation portfolios, including MainStay VP Conservative Allocation Portfolio, MainStay VP Growth Allocation Portfolio, MainStay VP Moderate Allocation Portfolio and MainStay VP Moderate Growth Allocation Portfolio. As of the Record Date, there were 36,674,395.858 shares outstanding of the Acquired Portfolio and 28,952,358.963 shares outstanding of the Acquiring Portfolio. Policy Owners, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy.


     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.


     Payment of Solicitation Expenses. The expenses relating to the Reorganization will be borne by NYLIM. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparing, printing and distributing this Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, email, or other personal contact, by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, are estimated to be approximately $120,000. The Portfolios will bear any brokerage fees and expenses in connection with the Reorganization.

     Other Matters to Come Before the Special Meeting. The Acquired Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Prospectus/Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Portfolios' intention that proxies not containing specific restrictions to the contrary will be voted on such matters in the discretion of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A Policy Owner may request inclusion in the Fund's Proxy Statement and proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Any Policy Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Policy Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Fund, 51 Madison Avenue, New York, New York 10010.

                                OTHER INFORMATION

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Portfolios is December 31.

     The financial highlights of the ICAP Select Equity Portfolio that are contained in EXHIBIT B (except for the 6 month period ended June 30, 2007) have been derived from financial statements audited by [_______________________], the Portfolios' independent registered public accounting firm.

     "Management's Discussion of Portfolio Performance" for ICAP Select Equity Portfolio is contained in EXHIBIT C of this Proxy Statement/Prospectus.

FORM OF ORGANIZATION

     The Portfolios are diversified series of the Fund, an open-end management investment company organized as a Maryland corporation. The Fund is governed by a Board of Directors consisting of eight members. For more information on the history of the Portfolios, please see the Fund's Statement of Additional Information.

DISTRIBUTOR

     NYLIFE Distributors LLC ("NYLIFE Distributors"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for the Portfolios.

     Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors, for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

     Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolios of the Fund.

CUSTODIAN

     Pursuant to an agreement with NYLIM, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the Custodian for each Portfolio's assets. State Street also provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [______________________________________________________________________],
has been selected as independent registered public accounting firm of the Fund. [________________________] is responsible for auditing the annual financial statements of the Portfolios. Representatives of [________________________] are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS

     The Fund will furnish, without charge, to any Policy Owner, upon request, a printed version of the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Fund by writing New York Life Insurance and Annuity Corporation,
Attn: Mainstay VP Series Fund, Inc. (MainStay VP ICAP Select Equity Portfolio), 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

INFORMATION REQUIREMENTS

     Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at HTTP://WWW.SEC.GOV), which contains other information about the Portfolios.

BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

     As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Acquired or Acquiring Portfolios.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS

     As of the Record Date, the shareholders identified below were known by the Acquired Portfolio and the Acquiring Portfolio to beneficially own 5% or more of the outstanding interest of a class of either Portfolio:


                                                                VALUE PORTFOLIO          ICAP SELECT EQUITY PORTFOLIO
                                                         -----------------------------   ----------------------------
                                                                                             AMOUNT OF
                        NAME AND ADDRESS* OF                  AMOUNT OF        PERCENT      BENEFICIAL       PERCENT
TITLE OF CLASS          BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP  OF CLASS      OWNERSHIP       OF CLASS
--------------          --------------------             --------------------  --------    -------------     --------
Initial Class           NYLIAC VUL Separate
                        Account I                           4,381,067.559       14.9%      1,977,636.413       11.2%
                        NYLIAC CSVUL Separate
                        Account I                           9,544,345.696       32.5%            --             --
                        NYLIAC Variable Annuity
                        Separate Account I                  1,963,809.814        6.7%            --             --
                        NYLIAC Variable Annuity
                        Separate Account II                 2,534,725.661        8.6%            --             --
                        NYLIAC Variable Annuity
                        Separate Account III                10,948,081.162      37.3%      6,709,358.060       38.0%
Service Class           NYLIAC Variable Annuity
                        Separate Account III                5,659,235.359       77.5%      7,499,187.849       66.4%
                        NYLIAC Variable Annuity
                        Separate Account IV                 1,643,109.609       22.5%      3,790,107.185       33.6



* The address for each separate account is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of a class of shares of either Portfolio.

CAPITALIZATION

     The following tables show the capitalization of the Acquired Portfolio and the Acquiring Portfolio as of December 31, 2007, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                                         AS OF DECEMBER 31, 2007
                             ---------------------------------------------------------------------------
                                                                                             ICAP SELECT
                                                                                           EQUITY PORTFOLIO
                                                                                              PRO FORMA
                                                    ICAP SELECT          PRO FORMA          COMBINED AFTER
                              VALUE PORTFOLIO     EQUITY PORTFOLIO      ADJUSTMENTS         REORGANIZATION
                              --------------      ----------------      -----------        ----------------
NET ASSETS
Initial Class                   $547,045,063        $250,236,175             --             $797,281,238
Service Class                   $134,920,453        $158,830,108             --             $293,750,561
                                ------------        ------------                            ------------
TOTAL                           $681,965,516        $409,066,283             --           $1,091,031,799


NET ASSET VALUE PER SHARE
-------------------------

Initial Class                      $18.62              $14.22                --                $14.22
Service Class                      $18.52              $14.14                --                $14.44

SHARES OUTSTANDING
------------------

Initial Class                    29,382,978          17,602,486          9,097,963           56,083,427
Service Class                     7,283,943          11,231,687          2,256,937           20,772,567

----------
(a)  Reflects share adjustments, net of retired shares of Value Portfolio.

                                    EXHIBIT A

                          MAINSTAY VP SERIES FUND, INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is adopted as of this __ day of ___________, 2008, by MainStay VP Series Fund, Inc., a Maryland corporation (the "Company"), on behalf of MainStay VP Value Portfolio ("Acquired Portfolio") and MainStay VP ICAP Select Equity Portfolio ("Acquiring Portfolio"), each a separate series of the Company.

     WHEREAS, the Company is an open-end, management investment company registered pursuant to the Investment Company Act of 1940 ("1940 Act").

     WHEREAS, the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation described in Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

     WHEREAS, the contemplated reorganization and liquidation will consist of the (1) transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of the Initial Class and Service Class of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Directors of the Company (the "Board of Directors") have determined, with respect to the Acquiring Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Directors has determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby covenants and agrees as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Initial Class and Service Class Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will (i) distribute to the Acquired Portfolio's shareholders of record with respect to Initial Class and Service Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio Shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders ("Acquired Portfolio Shareholders") of the same class. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

     1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus.

     1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility up to and including the Closing Date.

     2. VALUATION

     2.1. The value of the Assets shall be determined after the declaration of any dividends on the Closing

Date as of the time for determining the Acquired
Portfolio's net asset value per share as disclosed in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio using valuation procedures established by the Company's Board of Directors (such time and date being hereinafter called the "Valuation Date").

     2.2. The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the time for determining the Acquiring Portfolio's net asset value per share on the Closing Date in the manner disclosed in the Acquiring Portfolio's then-current prospectus and statement of additional information using valuation procedures established by the Company's Board of Directors.

     2.3. The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined with respect to each class by dividing the value of the net assets attributable to each class of shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same class, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by New York Life Investment Management LLC and shall be subject to review by the designated valuation committee and by each Portfolio's respective independent accountants.

     3. CLOSING AND CLOSING DATE


     3.1. The Closing Date shall be May 16, 2008, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of the closing time of the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time). The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.


     3.2. The Acquired Portfolio shall direct State Street Bank and Trust Company, as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Portfolio have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Acquired Portfolio's Assets are deposited, the Acquired Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Portfolio shall direct New York Life Insurance and Annuity Corporation ("NYLIAC"), in its capacity as agent for the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors, an accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     4. REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

          (a) The Acquired Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) The Company is an open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933 ("1933 Act"), is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

          (d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquiring Portfolio, the current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Company, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio.

          (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in
     (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Portfolio (other than this

     Agreement and certain investment contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date.

          (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2006, have been audited by [________], independent auditors, and are in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (j) Since December 31, 2006, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change.

          (k) On the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such returns are currently under audit and no assessment has been asserted with respect to such returns.

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

          (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of NYLIAC, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio shares.

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquired Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The information to be furnished by the Acquired Portfolio for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement on Form N-14 ("Registration Statement") and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

          (a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) The Company is a registered open-end investment company and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Portfolio under the 1933 Act, is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

          (d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquired

     Portfolio, the current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Company, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing.

          (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in
     (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound.

          (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2006, have been audited by [_____________]
     , independent auditors, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (i) Since December 31, 2006, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change.

          (j) On the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of
     Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

          (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be legally issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Company.

          (o) The information to be furnished by the Company for use in the registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

     5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Company, on behalf of the Acquired Portfolio, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Portfolio, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

     5.11. The Acquiring Portfolio shall not change its Articles of Incorporation, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Portfolio prior to the Closing, except as required by the Commission.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Company, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

     6.2. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date.

     6.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Initial Class and Service Class Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Portfolio, on or before the Closing Date; and

     7.3. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.4. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act.
Notwithstanding anything herein to the contrary, neither the Acquired Portfolio nor the Acquiring Portfolio may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     8.5. The parties shall have received the opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquired Portfolio nor the Acquiring Portfolio may waive the condition set forth in this paragraph 8.5.

     9. BROKERAGE FEES AND EXPENSES

     9.1. The Acquired Portfolio and the Acquiring Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the Reorganization will be borne by NYLIM. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. The Acquired Portfolio and the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

     11. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with this Agreement inadvisable.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company, on behalf of either the Acquired Portfolio or the Acquiring Portfolio; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Corporation, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Initial and Service Class Acquiring Portfolio Shares to be issued to the Initial and Service Class Acquired Portfolio Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Corporation at 51 Madison Avenue, New York, New York 10010, Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                      * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of ___________, 2008.

MAINSTAY VP SERIES FUND, INC.,          MAINSTAY VP SERIES FUND, INC.,
ON BEHALF OF ITS SERIES                 ON BEHALF OF ITS SERIES

MainStay VP Value Portfolio             MainStay VP ICAP Select Equity Portfolio


By:                                     By:
    ---------------------------------       ------------------------------------
    Stephen P. Fisher                       Jack Benintende
    President                               Treasurer and Principal Financial
                                            and Accounting Officer

New York Life Investment Management LLC agrees to the provisions set forth in the last paragraph of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT
LLC


By:
    ---------------------------------
    Brian A. Murdock
    President and Chief Executive
    Officer

                                    EXHIBIT B

              FINANCIAL HIGHLIGHTS OF ICAP SELECT EQUITY PORTFOLIO

The following financial highlights tables are intended to help you understand the ICAP Select Equity Portfolio's financial performance for the past five years. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by [_______], whose report, along with the Portfolios' financial statements, are included in the Portfolios' Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2007*           2006         2005         2004         2003         2002
Net asset value at beginning of period       $  13.75       $  11.61      $ 11.23      $ 10.18      $  8.01      $ 10.46
                                            ----------      --------      -------      -------      -------      -------
Net investment income                            0.08           0.19(b)      0.15(b)      0.11         0.07(b)      0.06
Net realized and unrealized gain (loss) on
  investments                                    1.25           2.04         0.46         1.04         2.17        (2.45)
                                            ----------      --------      -------      -------      -------      -------
Total from investment operations                 1.33           2.23         0.61         1.15         2.24        (2.39)
                                            ----------      --------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                       --          (0.03)       (0.11)       (0.10)       (0.07)       (0.06)
  From net realized gain on investments            --          (0.06)       (0.12)          --           --           --
                                            ----------      --------      -------      -------      -------      -------
Total dividends and distributions                  --          (0.09)       (0.23)       (0.10)       (0.07)       (0.06)
                                            ----------      --------      -------      -------      -------      -------
Net asset value at end of period             $  15.08       $  13.75      $ 11.61      $ 11.23      $ 10.18      $  8.01
                                            ==========      ========      =======      =======      =======      =======
Total investment return                          9.63%(c)      19.31%        5.44%(e)    11.37%       27.95%      (22.86%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.68%+         1.50%        1.35%        1.04%        0.87%        0.63%
  Net expenses                                   0.80%+         0.88%#       0.77%#       0.96%        0.99%        0.98%
  Expenses (before waiver/reimbursement)         0.85%+         0.94%#       0.91%#       0.96%        0.99%        0.98%
Portfolio turnover rate                            77%           130%          55%          75%          73%          65%
Net assets at end of period (in 000's)       $190,464       $137,191      $66,657      $71,543      $62,229      $49,975

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2006.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.
*    Unaudited.

 M-198 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       SERVICE CLASS
    -----------------------------------------------------------------------------------
                                                                             JUNE 5,
    SIX MONTHS                                                               2003(a)
      ENDED                                                                  THROUGH
     JUNE 30,                    YEAR ENDED DECEMBER 31,                   DECEMBER 31,
      2007*              2006             2005             2004                2003
     $ 13.71            $ 11.59          $ 11.21          $ 10.17             $ 8.97
    ----------          -------          -------          -------          ------------
        0.04               0.15(b)          0.13(b)          0.09               0.03(b)
        1.26               2.05             0.46             1.04               1.24
    ----------          -------          -------          -------          ------------
        1.30               2.20             0.59             1.13               1.27
    ----------          -------          -------          -------          ------------
          --              (0.02)           (0.09)           (0.09)             (0.07)
          --              (0.06)           (0.12)              --                 --
    ----------          -------          -------          -------          ------------
          --              (0.08)           (0.21)           (0.09)             (0.07)
    ----------          -------          -------          -------          ------------
     $ 15.01            $ 13.71          $ 11.59          $ 11.21             $10.17
    ==========          =======          =======          =======          ============
        9.49%(c)          19.00%            5.21%(e)        11.09%             14.13%(c)
        1.48%+             1.23%            1.10%            0.79%              0.62%+d
        1.05%+             1.13%#           1.02%#           1.21%              1.24%+
        1.10%+             1.19%#           1.16%#           1.21%              1.24%+
          77%               130%              55%              75%                73%
     $80,377            $46,349          $28,632          $22,474             $6,033

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   EXHIBIT C

                MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP).

WERE THERE ANY CHANGES IN THE DAY-TO-DAY MANAGEMENT OF MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO DURING THE REPORTING PERIOD?

No, there weren't. But regrettably, on July 3, 2007, Robert H. Lyon, who had served as the Portfolio's lead co-portfolio manager, passed away. ICAP's team-based portfolio management approach remains the same. With Mr. Lyon's passing, Thomas R. Wenzel was appointed to serve as co-portfolio manager with Jerrold K. Senser.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2007?

For the six months ended June 30, 2007, MainStay VP ICAP Select Equity Portfolio returned 9.63% for Initial Class shares and 9.49% for Service Class shares. Both share classes outperformed the 7.00% return of the average Lipper* Variable Products Large-Cap Value Portfolio and the 6.96% return of the S&P 500(R) Index* for the six months ended June 30, 2007. The S&P 500(R) Index* is the Portfolio's broad-based securities-market index.

WHICH AREAS OF THE PORTFOLIO PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE WEAKEST?

The Portfolio's strong performance was principally due to superior stock selection, but favorable sector weightings also contributed to the Portfolio's results.

WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO DURING THE REPORTING PERIOD AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the first half of 2007, materials, telecommunication services and energy were the Portfolio's top-performing sectors in absolute terms. Financials, consumer discretionary and utilities were the Portfolio's weakest-performing sectors.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE PORTFOLIO'S RESULTS?

Rio Tinto PLC, Occidental Petroleum and AT&T were the strongest contributors to the Portfolio's absolute performance during the first half of 2007. Over the same period, Motorola, Citigroup and Total S.A. were the Portfolio's weakest performers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PUR-CHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we added Cisco Systems and Procter & Gamble to the Portfolio. Both purchases were based on specific catalysts for price appreciation. ICAP believes that new products could generate double-digit revenue growth at Cisco Systems. ICAP believes that financial reengineering at Procter & Gamble could improve earnings through synergies from the company's recent merger with Gillette.

During the first half of 2007, the Portfolio eliminated its positions in Eli Lilly & Company and Travelers as each stock achieved its respective target price.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2007, the Portfolio increased its weightings relative to the S&P 500(R) Index* in information technology, materials and telecommunication services. Over the same period, the Portfolio decreased its exposure relative to the benchmark in the energy, financials and consumer discretionary sectors.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

As of June 30, 2007, the sectors in which the Portfolio was most significantly overweight relative to the S&P 500(R) Index* were materials and consumer staples. On the same date, consumer discretionary, financials and information technology were the sectors where the Portfolio was most significantly underweight relative to the benchmark.



* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                     PART B

                          MAINSTAY VP SERIES FUND, INC.

                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008

                                   ----------

Acquisition of the Assets and           By and in Exchange for Shares of
Liabilities of MainStay VP Value        MainStay VP ICAP Select Equity Portfolio
Portfolio ("Value Portfolio" or         ("ICAP Select Equity Portfolio" or
"Acquired Portfolio") (a series         "Acquiring Portfolio")
of MainStay VP Series Fund,             (a series of MainStay VP Series Fund,
Inc.)                                   Inc.)
51 Madison Avenue                       51 Madison Avenue
New York, New York 10010                New York, New York 10010

     This Statement of Additional Information is available to the shareholders of the Value Portfolio (the "Acquired Portfolio" and together with the "Acquiring Portfolio," the "Portfolios") in connection with proposed transaction whereby all of the assets and liabilities of the Value Portfolio will be transferred to the ICAP Select Equity Portfolio in exchange for shares of the ICAP Select Equity Portfolio.

     This Statement of Additional Information of the Acquiring Portfolio consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:


     1. The Statement of Additional Information for the Acquired Portfolio and the Acquiring Portfolio dated May 1, 2007, as filed on April 5, 2007. (Accession Number 0000950123-07-005129);



     2. The Financial Statements of the Portfolios as included in MainStay VP Series Fund, Inc.'s Annual Report for the period ended December 31, 2006, as filed on March 9, 2007 (Accession Number
          0000950123-07-003523), and the Semi-Annual Report for the period ended June 30, 2007, as filed on September 5, 2007 (Accession Number 0000950123-07-012295).


     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated [February 1, 2008], relating to the reorganization of the Acquired Portfolio may be obtained, without charge, by contacting New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-598-2019. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)



REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)




                                       MAINSTAY VP ICAP SELECT   MAINSTAY VP INCOME     MAINSTAY VP
                                           EQUITY PORTFOLIO     AND GROWTH PORTFOLIO   VALUE PORTFOLIO ]     PRO FORMA PORTFOLIO
                                       -----------------------  -------------------- ---------------------  -----------------------
                                         SHARES       VALUE     SHARES     VALUE     SHARES       VALUE     SHARES        VALUE
                                       ---------  ------------  ------  -----------  -------  ------------  -------  --------------
COMMON STOCKS (95.0%)                +
AEROSPACE & DEFENSE (2.1%)
Honeywell International, Inc.                                                        185,300  $ 10,428,684  185,300  $   10,428,684
Lockheed Martin Corp.                                            5,592  $   526,375                           5,592         526,375
Northrop Grumman Corp.                                          27,983    2,179,036  131,100    10,208,757  159,083      12,387,793
Raytheon Co.                                                     2,608      140,545                           2,608         140,545
                                                                        -----------           ------------           --------------
                                                                          2,845,956             20,637,441               23,483,397
                                                                        -----------           ------------           --------------

AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                                      3,078      341,566   52,100     5,781,537   55,178       6,123,103
United Parcel Service, Inc. Class B                             12,630      921,990                          12,630         921,990
                                                                        -----------           ------------           --------------
                                                                          1,263,556              5,781,537                7,045,093
                                                                        -----------           ------------           --------------

AIRLINES (0.0%)                      /\
Southwest Airlines Co.                                           9,408      140,273                           9,408         140,273
                                                                        -----------                                  --------------
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc.                   c                          34,311      761,704                          34,311         761,704
Magna International, Inc. Class A    c                          15,924    1,448,925                          15,924       1,448,925
                                                                        -----------                                  --------------
                                                                          2,210,629                                       2,210,629
                                                                        -----------                                  --------------

BEVERAGES (0.9%)
Coca-Coca Co. (The)                      185,650  $  9,711,351                                              185,650       9,711,351
Coca-Cola Enterprises, Inc.                                      6,032      144,768                           6,032         144,768
Molson Coors Brewing Co. Class B                                 6,169      570,386                           6,169         570,386
Pepsi Bottling Group, Inc. (The)                                 3,107      104,644                           3,107         104,644
PepsiAmericas, Inc.                                              2,640       64,838                           2,640          64,838
                                                  ------------          -----------                                  --------------
                                                     9,711,351              884,636                                      10,595,987
                                                  ------------          -----------                                  --------------

BIOTECHNOLOGY (0.7%)
Amgen, Inc.                          a                          29,011    1,604,018  106,300     5,877,327  135,311       7,481,345
                                                                        -----------           ------------           --------------

BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.                                                          49,700     2,931,306   49,700       2,931,306
                                                                                              ------------           --------------

CAPITAL MARKETS (5.2%)
Bank of New York Mellon Corp. (The)                                                  297,600    12,332,544  297,600      12,332,544
Blackstone Group (The), L.P.         a                           5,223      152,877                           5,223         152,877
Goldman Sachs Group, Inc. (The)                                 11,571    2,508,014   42,800     9,276,900   54,371      11,784,914
Lehman Brothers Holdings, Inc.                                  11,143      830,376                          11,143         830,376
Merrill Lynch & Co., Inc.                                       18,313    1,530,601   94,900     7,931,742  113,213       9,462,343
& Morgan Stanley                         140,100    11,751,588  31,833    2,670,152  119,100     9,990,108  291,033      24,411,848
                                                  ------------          -----------           ------------           --------------
                                                    11,751,588            7,692,020             39,531,294               58,974,902
                                                  ------------          -----------           ------------           --------------

CHEMICALS (2.4%)
Celanese Corp. Class A                                          23,141      897,408                          23,141         897,408
& E.I. du Pont de Nemours & Co.          254,650    12,946,406                       245,500    12,481,220  500,150      25,427,626
Lyondell Chemical Co.                                           42,625    1,582,240                          42,625       1,582,240
                                                  ------------          -----------           ------------           --------------
                                                    12,946,406            2,479,648             12,481,220               27,907,274
                                                  ------------          -----------           ------------           --------------

COMMERCIAL BANKS (2.7%)
Comerica, Inc.                                                   3,677      218,671                           3,677         218,671
PNC Financial Services Group, Inc.                                                   222,500    15,926,550  222,500      15,926,550
U.S. Bancorp                                                                         107,900     3,555,305  107,900       3,555,305
Wells Fargo & Co.                                                                    324,700    11,419,699  324,700      11,419,699
                                                                        -----------           ------------           --------------
                                                                            218,671             30,901,554               31,120,225
                                                                        -----------           ------------           --------------

COMMERCIAL SERVICES & SUPPLIES
 (0.0%)                              /\
Labor Ready, Inc.                    a                           4,863      112,384                           4,863         112,384
Watson Wyatt Worldwide, Inc.
 Class A                                                         2,524      127,412                           2,524         127,412
                                                                        -----------                                  --------------
                                                                            239,796                                         239,796
                                                                        -----------                                  --------------

COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems, Inc.                  a   402,550    11,211,017   6,540      182,139                         409,090      11,393,156
Motorola, Inc.                           427,450     7,565,865                                              427,450       7,565,865
Nokia OYJ, Sponsored ADR             b                                               417,400    11,733,114  417,400      11,733,114
                                                  ------------          -----------           ------------           --------------
                                                    18,776,882              182,139             11,733,114               30,692,135
                                                  ------------          -----------           ------------           --------------

COMPUTERS & PERIPHERALS (2.4%)
Hewlett-Packard Co.                      211,600     9,441,592  62,932    2,808,026                         274,532      12,249,618
International Business Machines
 Corp.                                                          32,067    3,375,052  107,900    11,356,475  139,967      14,731,527
Lexmark International, Inc. Class A  a                           3,416      168,443                           3,416         168,443
Western Digital Corp.                a                           3,695       71,498                           3,695          71,498
                                                  ------------          -----------           ------------           --------------
                                                     9,441,592            6,423,019             11,356,475               27,221,086
                                                  ------------          -----------           ------------           --------------

CONSUMER FINANCE (0.7%)
AmeriCredit Corp.                    ac                          6,757      179,398                           6,757         179,398
Capital One Financial Corp.                                                          104,600     8,204,824  104,600       8,204,824
                                                                        -----------           ------------           --------------
                                                                            179,398              8,204,824                8,384,222
                                                                        -----------           ------------           --------------

CONTAINERS & PACKAGING (0.6%)
Sonoco Products Co.                                             14,513      621,302                          14,513         621,302
Temple-Inland, Inc.                       93,550     5,756,132                                               93,550       5,756,132
                                                  ------------          -----------                                  --------------
                                                     5,756,132              621,302                                       6,377,434
                                                  ------------          -----------                                  --------------

DISTRIBUTORS (0.0%)                  /\
Building Materials Holding Corp.     c                          15,807      224,301                          15,807         224,301
                                                                        -----------                                  --------------

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)



                                       MAINSTAY VP ICAP SELECT   MAINSTAY VP INCOME     MAINSTAY VP
                                           EQUITY PORTFOLIO     AND GROWTH PORTFOLIO   VALUE PORTFOLIO ]     PRO FORMA PORTFOLIO
                                       -----------------------  -------------------- ---------------------  -----------------------
                                         SHARES       VALUE     SHARES     VALUE     SHARES       VALUE     SHARES        VALUE
                                       ---------  ------------  ------  -----------  -------  ------------  -------  --------------
DIVERSIFIED CONSUMER SERVICES
 (0.0%)                              /\
Sotheby's Holdings, Inc. Class A                                 3,470      159,689                           3,470         159,689
                                                                        -----------                                  --------------

DIVERSIFIED FINANCIAL SERVICES
 (8.6%)
& Bank of America Corp.                                         71,616    3,501,306  483,892    23,657,480  555,508      27,158,786
& Citigroup, Inc.                        238,300    12,222,407  82,283    4,220,295  486,997    24,978,076  807,580      41,420,778
& JPMorgan Chase & Co.                   251,200    12,170,640  47,371    2,295,125  317,740    15,394,503  616,311      29,860,268
                                                  ------------          -----------           ------------           --------------
                                                    24,393,047           10,016,726             64,030,059               98,439,832
                                                  ------------          -----------           ------------           --------------

DIVERSIFIED TELECOMMUNICATION
 SERVICES (3.8%)
AT&T, Inc.                               265,650    11,024,475  36,808    1,527,532  383,700    15,923,550  686,158      28,475,557
Embarq Corp.                                                       835       52,914                             835          52,914
Verizon Communications, Inc.                                    55,651    2,291,152  309,100    12,725,647  364,751      15,016,799
Windstream Corp.                                                 2,336       34,479                           2,336          34,479
                                                  ------------          -----------           ------------           --------------
                                                    11,024,475            3,906,077             28,649,197               43,579,749
                                                  ------------          -----------           ------------           --------------

ELECTRIC UTILITIES (0.9%)
Duke Energy Corp.                                                                    137,000     2,507,100  137,000       2,507,100
Edison International                                             6,350      356,362                           6,350         356,362
FirstEnergy Corp.                                                                    107,500     6,958,475  107,500       6,958,475
Progress Energy, Inc.                                            2,729      124,415                           2,729         124,415
                                                                        -----------           ------------           --------------
                                                                            480,777              9,465,575                9,946,352
                                                                        -----------           ------------           --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS
 (0.2%)
Arrow Electronics, Inc.              a                           9,087      349,213                           9,087         349,213
Avnet, Inc.                          a                          29,447    1,167,279                          29,447       1,167,279
Nam Tai Electronics, Inc.                                       12,435      148,225                          12,435         148,225
Vishay Intertechnology, Inc.         a                          46,830      740,851                          46,830         740,851
                                                                        -----------                                  --------------
                                                                          2,405,568                                       2,405,568
                                                                        -----------                                  --------------

ENERGY EQUIPMENT & SERVICES (2.4%)
Diamond Offshore Drilling, Inc.                                                       88,100     8,947,436   88,100       8,947,436
GlobalSantaFe Corp.                                                                  208,500    15,064,125  208,500      15,064,125
Grey Wolf, Inc.                      ac                         37,926      312,510                          37,926         312,510
Schlumberger, Ltd.                        30,750     2,611,905                                               30,750       2,611,905
                                                  ------------          -----------           ------------           --------------
                                                     2,611,905              312,510             24,011,561               26,935,976
                                                  ------------          -----------           ------------           --------------

FOOD & STAPLES RETAILING (3.2%)
& CVS Caremark Corp.                     221,200     8,062,740                       577,100    21,035,295  798,300      29,098,035
Kroger Co. (The)                                                 5,168      145,376  248,100     6,979,053  253,268       7,124,429
SUPERVALU, Inc.                                                  4,057      187,920                           4,057         187,920
                                                  ------------          -----------           ------------           --------------
                                                     8,062,740              333,296             28,014,348               36,410,384
                                                  ------------          -----------           ------------           --------------

FOOD PRODUCTS (0.9%)
ConAgra Foods, Inc.                                              2,236       60,059                           2,236          60,059
General Mills, Inc.                                             15,312      894,527  157,300     9,189,466  172,612      10,083,993
Kraft Foods, Inc. Class A                                        1,543       54,391                           1,543          54,391
Seaboard Corp.                       c                             171      400,995                             171         400,995
                                                                        -----------           ------------           --------------
                                                                          1,409,972              9,189,466               10,599,438
                                                                        -----------           ------------           --------------

GAS UTILITIES (0.0%)                 /\
Nicor, Inc.                          c                          12,328      529,118                          12,328         529,118
                                                                        -----------                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES
 (0.6%)
Becton, Dickinson & Co.                                         14,003    1,043,223                          14,003       1,043,223
Hospira, Inc.                        a   149,000     5,816,960                                              149,000       5,816,960
West Pharmaceutical Services, Inc.                               3,208      151,257                           3,208         151,257
                                                  ------------          -----------                                  --------------
                                                     5,816,960            1,194,480                                       7,011,440
                                                  ------------          -----------                                  --------------

HEALTH CARE PROVIDERS & SERVICES
 (1.2%)
Aetna, Inc.                                                     15,902      785,559                          15,902         785,559
AMERIGROUP Corp.                     ac                          9,721      231,360                           9,721         231,360
AmerisourceBergen Corp.                                          2,326      115,067                           2,326         115,067
Apria Healthcare Group, Inc.         ac                          9,511      273,631                           9,511         273,631
Coventry Health Care, Inc.           a                             975       56,209                             975          56,209
Healthspring, Inc.                   a                           8,309      158,370                           8,309         158,370
Humana, Inc.                         a                          22,096    1,345,867                          22,096       1,345,867
McKesson Corp.                                                  25,769    1,536,863                          25,769       1,536,863
Quest Diagnostics, Inc.                                                              164,100     8,475,765  164,100       8,475,765
WellCare Health Plans, Inc.          ac                         10,174      920,849                          10,174         920,849
WellPoint, Inc.                      a                             355       28,340                             355          28,340
                                                                        -----------           ------------           --------------
                                                                          5,452,115              8,475,765               13,927,880
                                                                        -----------           ------------           --------------

HOTELS, RESTAURANTS & LEISURE
 (0.5%)
Darden Restaurants, Inc.                                        10,443      459,388                          10,443         459,388
InterContinental Hotels Group
 PLC, ADR                            b   188,553     4,672,343                                              188,553       4,672,343
McDonald's Corp.                                                17,375      881,955                          17,375         881,955
Wyndham Worldwide Corp.              a                           1,488       53,955                           1,488          53,955
                                                  ------------          -----------                                  --------------
                                                     4,672,343            1,395,298                                       6,067,641
                                                  ------------          -----------                                  --------------

HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp.                                             1,648      145,535                           1,648         145,535
Blyth, Inc.                                                      4,150      110,307                           4,150         110,307
Centex Corp.                                                                          93,300     3,741,330   93,300       3,741,330
KB Home                              c                          12,236      481,731                          12,236         481,731
Newell Rubbermaid, Inc.                                         15,104      444,511                          15,104         444,511
NVR, Inc.                            ac                          1,801    1,224,230                           1,801       1,224,230
Tupperware Brands Corp.                                         29,045      834,753                          29,045         834,753
                                                                        -----------           ------------           --------------
                                                                          3,241,067              3,741,330                6,982,397
                                                                        -----------           ------------           --------------

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)




                                       MAINSTAY VP ICAP SELECT   MAINSTAY VP INCOME     MAINSTAY VP
                                           EQUITY PORTFOLIO     AND GROWTH PORTFOLIO   VALUE PORTFOLIO ]     PRO FORMA PORTFOLIO
                                       -----------------------  -------------------- ---------------------  -----------------------
                                         SHARES       VALUE     SHARES     VALUE     SHARES       VALUE     SHARES        VALUE
                                       ---------  ------------  ------  -----------  -------  ------------  -------  --------------
HOUSEHOLD PRODUCTS (1.8%)
Kimberly-Clark Corp.                                            29,056    1,943,556  103,700     6,936,493  132,756       8,880,049
Proctor & Gamble Co. (The)               183,500    11,228,365   4,961      303,564                         188,461      11,531,929
                                                  ------------          -----------           ------------           --------------
                                                    11,228,365            2,247,120              6,936,493               20,411,978
                                                  ------------          -----------           ------------           --------------

INDEPENDENT POWER PRODUCERS &
 ENERGY TRADERS (0.1%)
TXU Corp.                                                       14,016      943,277                          14,016         943,277
                                                                        -----------                                  --------------

INDUSTRIAL CONGLOMERATES (3.4%)
& General Electric Co.                   308,700    11,817,036  40,000    1,531,200  366,200    14,018,136  714,900      27,366,372
Textron, Inc.                             98,850    10,884,374                                               98,850      10,884,374
Tyco International, Ltd.                                        18,234      616,127                          18,234         616,127
                                                  ------------          -----------           ------------           --------------
                                                    22,701,410            2,147,327             14,018,136               38,866,873
                                                  ------------          -----------           ------------           --------------

INSURANCE (4.6%)
ACE, Ltd.                                                       31,125    1,945,935                          31,125       1,945,935
American Financial Group, Inc.                                   6,642      226,824                           6,642         226,824
American International Group, Inc.       177,800    12,451,334   1,823      127,665                         179,623      12,578,999
Arch Capital Group, Ltd.             a                           9,570      694,208                           9,570         694,208
Aspen Insurance Holdings, Ltd.       c                          21,847      613,245                          21,847         613,245
Axis Capital Holdings, Ltd.                                     11,552      469,589                          11,552         469,589
Endurance Speciality Holdings, Ltd.                             25,941    1,038,678                          25,941       1,038,678
Genworth Financial, Inc. Class A                                                     377,100    12,972,240  377,100      12,972,240
Hartford Financial Services Group,
 Inc. (The)                                                                          104,300    10,274,593  104,300      10,274,593
Odyssey Re Holdings Corp.                                        3,851      165,169                           3,851         165,169
PartnerRe, Ltd.                      c                           7,233      560,557                           7,233         560,557
Prudential Financial, Inc.                                                           109,600    10,656,408  109,600      10,656,408
XL Capital, Ltd. Class A                                         3,733      314,655                           3,733         314,655
                                                  ------------          -----------           ------------           --------------
                                                    12,451,334            6,156,525             33,903,241               52,511,100
                                                  ------------          -----------           ------------           --------------

INTERNET SOFTWARE & SERVICES (0.1%)
United Online, Inc.                                             38,415      633,463                          38,415         633,463
                                                                        -----------                                  --------------

IT SERVICES (1.5%)
Acenture, Ltd. Class A                                          32,760    1,405,076                          32,760       1,405,076
Acxiom Corp.                                                    12,195      322,558                          12,195         322,558
Affiliated Computer Services, Inc.
 Class A                             a                                               121,600     6,897,152  121,600       6,897,152
Computer Sciences Corp.              a                          22,286    1,318,217  121,000     7,157,150  143,286       8,475,367
Electronic Data Systems Corp.                                   19,367      537,047                          19,367         537,047
                                                                        -----------           ------------           --------------
                                                                          3,582,898             14,054,302               17,637,200
                                                                        -----------           ------------           --------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                    c                           9,571      266,361                           9,571         266,361
Hasbro, Inc.                                                    37,881    1,189,842                          37,881       1,189,842
Mattel, Inc.                                                    21,692      548,591                          21,692         548,591
                                                                        -----------                                  --------------
                                                                          2,004,794                                       2,004,794
                                                                        -----------                                  --------------

LIFE SCIENCES TOOLS & SERVICES
 (0.1%)
Applera Corp.-Applied BioSystems
 Group                                                          30,070      918,338                          30,070         918,338
                                                                        -----------                                  --------------

MACHINERY (0.9%)
Cummins, Inc.                                                    8,459      856,135                           8,459         856,135
Pentair, Inc.                                                                        232,400     8,963,668  232,400       8,963,668
                                                                        -----------           ------------           --------------
                                                                            856,135              8,963,668                9,819,803
                                                                        -----------           ------------           --------------

MEDIA (1.6%)
CBS Corp. Class B                                               23,956      798,214                          23,956         798,214
Comcast Corp. Class A                a                                               245,400     6,900,648  245,400       6,900,648
Idearc, Inc.                                                     4,685      165,521                           4,685         165,521
Sinclair Broadcast Group, Inc.
 Class A                                                         3,443       48,959                           3,443          48,959
Time Warner, Inc.                                                                    442,000     9,299,680  442,000       9,299,680
Walt Disney Co. (The)                                           32,716    1,116,924                          32,716       1,116,924
                                                                        -----------           ------------           --------------
                                                                          2,129,618             16,200,328               18,329,946
                                                                        -----------           ------------           --------------

METALS & MINING (2.6%)
Alcoa, Inc.                                                                          210,228     8,520,541  210,228       8,520,541
Freeport-McMoRan Copper & Gold,
 Inc. Class B                                                    4,974      411,947                           4,974         411,947
Rio Tinto PLC, Sponsored ADR         bc   24,900     7,622,388                                               24,900       7,622,388
Teck Cominco, Ltd. Class B           c                                               278,200    11,823,500  278,200      11,823,500
United States Steel Corp.                                       10,539    1,146,116                          10,539       1,146,116
                                                  ------------          -----------           ------------           --------------
                                                     7,622,388            1,558,063             20,344,041               29,524,492
                                                  ------------          -----------           ------------           --------------

MULTILINE RETAIL (0.9%)
Big Lots, Inc.                       ac                         10,564      310,793                          10,564         310,793
Target Corp.                             150,450     9,568,620                                              150,450       9,568,620
                                                  ------------          -----------                                  --------------
                                                     9,568,620              310,793                                       9,879,413
                                                  ------------          -----------                                  --------------

MULTI-UTILITIES (1.2%)
Dominion Resources, Inc.                 123,400    10,650,654                                              123,400      10,650,654
Energy East Corp.                                                                    129,500     3,378,655  129,500       3,378,655
                                                  ------------                                ------------           --------------
                                                    10,650,654                                   3,378,655               14,029,309
                                                  ------------                                ------------           --------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                          a                          40,360      745,853                          40,360         745,853
                                                                        -----------                                  --------------

OIL, GAS & CONSUMABLE FUELS (9.9%)
Chevron Corp.                                                   39,467    3,324,700  180,286    15,187,292  219,753      18,511,992
ConocoPhillips                                                  30,521    2,395,898  161,500    12,677,750  192,021      15,073,648

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)



                                       MAINSTAY VP ICAP SELECT   MAINSTAY VP INCOME     MAINSTAY VP
                                           EQUITY PORTFOLIO     AND GROWTH PORTFOLIO   VALUE PORTFOLIO ]     PRO FORMA PORTFOLIO
                                       -----------------------  -------------------- ---------------------  -----------------------
                                         SHARES       VALUE     SHARES     VALUE     SHARES       VALUE     SHARES        VALUE
                                       ---------  ------------  ------  -----------  -------  ------------  -------  --------------
EnCana Corp.                         c                          11,855      728,490                          11,855         728,490
& ExxonMobil Corp.                                              74,621    6,259,209  215,800    18,101,304  290,421      24,360,513
& Hess Corp.                             167,500     9,875,800                       180,000    10,612,800  347,500      20,488,600
Marathon Oil Corp.                                              19,370    1,161,425                          19,370       1,161,425
Occidental Petroleum Corp.               186,571    10,798,729  14,748      853,614                         201,319      11,652,343
Suncor Energy, Inc.                  c                                               149,300    13,425,056  149,300      13,425,056
Tesoro Corp.                                                     5,779      330,270                           5,779         330,270
Valero Energy Corp.                                             19,660    1,452,088   88,300     6,521,838  107,960       7,973,926
                                                  ------------          -----------           ------------           --------------
                                                    20,674,529           16,505,694             76,526,040              113,706,263
                                                  ------------          -----------           ------------           --------------

PHARMACEUTICALS (8.1%)
Barr Pharmaceuticals, Inc.           a                                               205,100    10,302,173  205,100      10,302,173
Biovail Corp.                        c                          47,745    1,213,678                          47,745       1,213,678
Bristol-Myers Squibb Co.                 268,850     8,484,906                                              268,850       8,484,906
Johnson & Johnson                                               25,676    1,582,155  211,100    13,007,982  236,776      14,590,137
King Pharmaceuticals, Inc.           a                          28,816      589,575                          28,816         589,575
Merck & Co. Inc.                                                10,525      524,145                          10,525         524,145
Novartis AG, ADR                     b   282,000    15,811,740                                              282,000      15,811,740
Pfizer, Inc.                                                   112,834    2,885,165  544,500    13,922,865  657,334      16,808,030
Teva Pharmaceutical Industries,
 Ltd., Sponsored ADR                 b                                               383,100    15,802,875  383,100      15,802,875
ViroPharma, Inc.                     a                          18,942      261,400                          18,942         261,400
Wyeth                                                                                138,200     7,924,388  138,200       7,924,388
                                                  ------------          -----------           ------------           --------------
                                                    24,296,646            7,056,118             60,960,283               92,313,047
                                                  ------------          -----------           ------------           --------------

REAL ESTATE INVESTMENT TRUSTS
 (0.1%)
iStar Financial, Inc.                                           22,108      980,048                          22,108         980,048
KKR Financial Holdings LLC                                      16,179      403,019                          16,179         403,019
                                                                        -----------                                  --------------
                                                                          1,383,067                                       1,383,067
                                                                        -----------                                  --------------

ROAD & RAIL (0.9%)
Burlington Northern Santa Fe Corp.                               4,325      368,230                           4,325         368,230
CSX Corp.                                                        4,472      201,598                           4,472         201,598
Norfolk Southern Corp.                   179,950     9,459,972   4,633      243,557                         184,583       9,703,529
Union Pacific Corp.                                              2,870      330,480                           2,870         330,480
                                                  ------------          -----------                                  --------------
                                                     9,459,972            1,143,865                                      10,603,837
                                                  ------------          -----------                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (3.4%)
Amkor Technology, Inc.               a                          55,833      879,370                          55,833         879,370
Applied Materials, Inc.                                         31,773      631,330                          31,773         631,330
Intel Corp.                                                        551       13,092  784,300    18,634,968  784,851      18,648,060
Lam Research Corp.                   a                          12,772      656,481                          12,772         656,481
Novellus Systems, Inc.               a                             570       16,171                             570          16,171
Texas Instruments, Inc.                  181,350     6,824,201                       304,900    11,473,387  486,250      18,297,588
                                                  ------------          -----------           ------------           --------------
                                                     6,824,201            2,196,444             30,108,355               39,129,000
                                                  ------------          -----------           ------------           --------------

SOFTWARE (0.2%)
Microsoft Corp.                                                 65,489    1,929,961                          65,489       1,929,961
Sybase Inc.                          a                           4,526      108,126                           4,526         108,126
                                                                        -----------                                  --------------
                                                                          2,038,087                                       2,038,087
                                                                        -----------                                  --------------

SPECIALTY RETAIL (3.6%)
American Eagle Outfitters, Inc.                                  1,771       45,444                           1,771          45,444
Brown Shoe Co., Inc.                                            10,699      260,200                          10,699         260,200
Dress Barn, Inc.                     a                             620       12,722                             620          12,722
Home Depot, Inc. (The)                                                               380,300    14,964,805  380,300      14,964,805
Lowe's Cos., Inc.                                                                    328,800    10,090,872  328,800      10,090,872
Office Depot, Inc.                   a   153,900     4,663,170                                              153,900      4,663,170
RadioShack Corp.                     c                          39,183    1,298,525                          39,183       1,298,525
Rent-A-Center, Inc.                  a                           8,797      230,745                           8,797         230,745
TJX Cos., Inc.                                                                       338,100     9,297,750  338,100       9,297,750
                                                  ------------          -----------           ------------           --------------
                                                     4,663,170            1,847,636             34,353,427               40,864,233
                                                  ------------          -----------           ------------           --------------

THRIFTS & MORTGAGE FINANCE (3.8%)
Corus Bankshares, Inc.               c                           9,502      164,005                           9,502         164,005
Countrywide Financial Corp.          c                          25,054      910,713                          25,054         910,713
Fannie Mae                                                                           299,700    19,579,401  299,700      19,579,401
Freddie Mac                                                                          217,200    13,184,040  217,200      13,184,040
IndyMac Bancorp, Inc.                c                          13,709      399,892                          13,709         399,892
PMI Group, Inc. (The)                                                                162,000     7,236,540  162,000       7,236,540
Washington Mutual, Inc.                                         55,824    2,380,335                          55,824       2,380,335
                                                                        -----------           ------------           --------------
                                                                          3,854,945             39,999,981               43,854,926
                                                                        -----------           ------------           --------------

TOBACCO (0.0%)                       /\
Altria Group, Inc.                                               2,231      156,482                           2,231         156,482
Reynolds American, Inc.              c                           2,124      138,485                           2,124         138,485
                                                                        -----------                                  --------------
                                                                            294,967                                         294,967
                                                                        -----------                                  --------------

WIRELESS TELECOMMUNICATION
 SERVICES (1.5%)
ALLTEL Corp.                                                                         117,700     7,950,635  117,700       7,950,635
Sprint Nextel Corp.                                                                  432,700     8,961,217  432,700       8,961,217
                                                                                              ------------           --------------
                                                                                                16,911,852               16,911,852
                                                                                              ------------           --------------

Total Common Stocks
   (Cost $922,289,132)                            265,106,710           118,601,082            701,672,195            1,085,379,987
                                                  ------------          -----------           ------------           --------------

INVESTMENT COMPANY (1.0%)
-----------------------------------------------------------------------------------------------------------------------------------

iShares Russell 1000 Value Index
 Fund                                d                                               131,200    11,380,288  131,200      11,380,288
                                                                                              ------------           --------------

Total Investment Company
   (Cost $10,615,928)                                                                           11,380,288               11,380,288
                                                                                              ------------           --------------

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)



                                       MAINSTAY VP ICAP SELECT   MAINSTAY VP INCOME     MAINSTAY VP
                                           EQUITY PORTFOLIO     AND GROWTH PORTFOLIO   VALUE PORTFOLIO ]     PRO FORMA PORTFOLIO
                                       -----------------------  -------------------- ---------------------  -----------------------
                                       PRINCIPAL               PRINCIPAL            PRINCIPAL               PRINCIPAL
                                         AMOUNT       VALUE     AMOUNT   VALUE       AMOUNT       VALUE       AMOUNT       VALUE
SHORT-TERM INVESTMENTS (7.0%)

COMMERCIAL PAPER (4.9%)
American General Finance Corp.
    5.275%, due 7/3/07                 $                        $                   $8,000,000   7,997,656  $8,000,000   7,997,656
    5.275%, due 7/12/07                                                              7,000,000   6,988,717   7,000,000   6,988,717
Australia & New Zealand Banking
 Group, Ltd.
    5.30%, due 7/10/07                                                               7,000,000   6,990,725   7,000,000   6,990,725
Barton Capital LLC
    5.29%, due 7/5/07              e    207,189     207,189     370,454    370,454     389,936     389,936     967,579     967,579
Caterpillar Financial Services
 Corp.
    5.26%, due 7/16/07                                                               7,000,000   6,984,658   7,000,000   6,984,658
Clipper Receivables Corp.
    5.291%, due 7/17/07            e    165,751     165,751     296,363    296,363     311,949     311,949     774,063     774,063
Commonwealth Bank of Australia
 (Delaware) Finance, Inc.
    5.288%, due 7/20/07            e    372,941     372,941     666,817    666,817     701,885     701,885   1,741,643   1,741,643
Compass Securitization
    5.292%, due 7/3/07             e     41,438      41,438      74,091     74,091      77,987      77,987     193,516     193,516
    5.303%, due 7/13/07            e    124,314     124,314     222,272    222,272     233,962     233,962     580,548     580,548
Falcon Asset Securitization Corp.
    5.303%, due 7/13/07            e    124,314     124,314     222,272    222,272     233,962     233,962     580,548     580,548
Galaxy Funding, Inc.
    5.276%, due 7/2/07             e    123,170     123,170     220,228    220,228     231,810     231,810     575,208     575,208
Kitty Hawk Funding Corp.
    5.335%, due 7/30/07            e     82,876      82,876     148,181    148,181     155,974     155,974     387,031     387,031
Lexington Parker Capital Co.
    5.319%, due 7/3/07             e    165,752     165,752     296,363    296,363     311,949     311,949     774,064     774,064
Old Line Funding LLC
    5.279%, due 7/2/07             e     82,876      82,876     148,181    148,181     155,974     155,974     387,031     387,031
    5.286%, due 7/2/07             e    124,314     124,314     222,272    222,272     233,962     233,962     580,548     580,548
Rabobank USA Finance Corp.
    5.32%, due 7/2/07                                                                8,785,000   8,783,702   8,785,000   8,783,702
Three Pillars Funding LLC
    5.304%, due 7/16/07            e    248,627     248,627     444,544    444,544     467,923     467,923   1,161,094   1,161,094
Toyota Motor Credit Corp.
    5.245%, due 7/5/07                                                               8,580,000   8,575,000   8,580,000   8,575,000
Yorktown Capital LLC
    5.295%, due 7/3/07             e    124,314     124,314     222,272    222,272     233,962     233,962     580,548     580,548
    5.303%, due 7/24/07            e     82,876      82,876     148,182    148,182     155,974     155,974     387,032     387,032
                                                  ---------             ----------             -----------              ----------
Total Commercial Paper
   (Cost $55,990,911)                             2,070,752              3,702,492              50,217,667              55,990,911
                                                  ---------             ----------             -----------              ----------



                                        SHARES        VALUE      SHARES      VALUE      SHARES      VALUE      SHARES        VALUE
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market
 Fund                              e   385,239      385,239     688,806    688,806     725,030     725,030  1,799,075    1,799,075
                                                  ---------             ----------             -----------              ----------
Total Investment Company
   (Cost $1,799,075)                                385,239                688,806                 725,030               1,799,075
                                                  ---------             ----------             -----------              ----------



                           PRINCIPAL                PRINCIPAL                   PRINCIPAL                 PRINCIPAL
                            AMOUNT           VALUE   AMOUNT            VALUE     AMOUNT          VALUE     AMOUNT             VALUE
REPURCHASE AGREEMENTS
(0.1%)
Morgan Stanley
& Co. 5.48%, dated
6/29/07 due 7/2/07
Proceeds at Maturity
$774,416
(Collateralized by
various Corporate
Bonds, with rates
between 0.00%-8.40%
and maturity dates
between
8/1/07-12/15/20, with
a Principal Amount of
$810,576 and a Market
Value of $802,200)      e  $165,751        165,751  $  296,363       296,363   $ 311,949       311,949   $ 774,063          774,063
                                      ------------              ------------              ------------               --------------
Total Repurchase
 Agreements
 (Cost $774,063)                           165,751                   296,363                   311,949                      774,063
                                      ------------              ------------              ------------               --------------

TIME DEPOSITS (1.8%)
Abbey National PLC
 5.28%, due 7/6/07      e   331,503        331,503     592,726       592,726     623,898       623,898   1,548,127        1,548,127
 5.29%, due 7/2/07      e   290,065        290,065     518,635       518,635     545,911       545,911   1,354,611        1,354,611
Bank of America Corp.
 5.29%, due 8/16/07     ef  331,503        331,503     592,726       592,726     623,898       623,898   1,548,127        1,548,127
Barclays
 5.31%, due 8/20/07     e   331,503        331,503     592,726       592,726     623,898       623,898   1,548,127        1,548,127
Calyon
 5.30%, due 8/13/07     e   331,503        331,503     592,726       592,726     623,898       623,898   1,548,127        1,548,127
Canadian Imperial
 Bank of Commerce
 5.30%, due 7/30/07     e   248,627        248,627     444,544       444,544     467,923       467,923   1,161,094        1,161,094
Credit Suisse First
 Boston Corp.
 5.29%, due 7/12/07     e   248,627        248,627     444,544       444,544     467,923       467,923   1,161,094        1,161,094
Deutsche Bank AG
 5.28%, due 7/10/07     e   290,065        290,065     518,635       518,635     545,911       545,911   1,354,611        1,354,611
Fortis Bank
 5.30%, due 7/30/07     e   165,751        165,751     296,363       296,363     311,949       311,949     774,063          774,063
Rabobank Nederland
 5.29%, due 7/18/07     e   290,065        290,065     518,635       518,635     545,911       545,911   1,354,611        1,354,611
Royal Bank of Canada
 5.285%, due 8/3/07     e   621,568        621,568   1,111,361     1,111,361   1,169,808     1,169,808   2,902,737        2,902,737
Societe Generale
 North America, Inc.
 5.32%, due 7/2/07      e   621,568        621,568   1,111,361     1,111,361   1,169,809     1,169,809   2,902,738        2,902,738
SunTrust Banks, Inc.
 5.281%, due 7/2/07     e   248,627        248,627     444,544       444,544     467,923       467,923   1,161,094        1,161,094

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2007 (UNAUDITED)



                           MAINSTAY VP ICAP SELECT  MAINSTAY VP INCOME AND       MAINSTAY VP VALUE
                               EQUITY PORTFOLIO        GROWTH PORTFOLIO              PORTFOLIO ]            PRO FORMA PORTFOLIO
                           -----------------------  ------------------------   -----------------------   --------------------------
UBS AG
 5.277%, due 7/3/07     e   331,503        331,503     592,726       592,726     623,898       623,898   1,548,127        1,548,127
                                      ------------              ------------              ------------               --------------
Total Time Deposits
 (Cost $21,867,288)                      4,682,478                 8,372,252                 8,812,558                   21,867,288
                                      ------------              ------------              ------------               --------------
Total Short-Term
 Investments
 (Cost $80,431,337)                      7,304,220                13,059,913                60,067,204                   80,431,337
                                      ------------              ------------              ------------               --------------

Total Investments
 (Cost $1,013,334,397)       100.6%    272,410,930      110.4%   131,660,995       102.7%  773,119,687       103.0%   1,177,191,612g

Liabilities in Excess
 of Cash and Other
 Assets                       (0.6)     (1,569,530)     (10.4)   (12,416,782)       (2.7)  (20,390,151)       (3.0)     (34,376,463)
                           -------    ------------  ---------   ------------   ---------  ------------   ---------   --------------

Net Assets                   100.0%   $270,841,400      100.0%  $119,244,213       100.0% $752,729,536       100.0%  $1,142,815,149
                           =======    ============  =========   ============   =========  ============   =========   ==============



                           NUMBER OF               NUMBER OF                   NUMBER OF                 NUMBER OF
                           CONTRACTS      VALUE    CONTRACTS     VALUE         CONTRACTS      VALUE      CONTRACTS      VALUE
WRITTEN CALL OPTION
 (0.0%)                /\
------------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS
 (0.0%)                /\
American Standard
 Cos., Inc.
 Strike Price $55.00
 Expire 7/21/07                                                                   (471)   $(207,240)          (471)        (207,240)
                                                                                          ---------                  --------------

Total Written Call Option
   (Premium Received $144,595)                                                            $(207,240)                 $     (207,240)
                                                                                          =========                  ==============



+        Percentages indicated are based on Portfolio net assets.



/\       Less than one-tenth of a percent.



& Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.



] All of the Portfolio's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Portfolio's "senior securities" holdings to ensure proper coverage for these transactions.



a        Non-income producing security.



b        ADR - American Depositary Receipt.



c        Represents a security, or a portion thereof, which is out on loan.



d Exchange Traded Fund - represents a basket of securities that are traded on an exchange.



e Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.



f Floating rate. Rate shown is the rate in effect at June 30, 2007. At June 30, 2007, cost is $1,015,548,850 for federal income tax purposes and net unrealized



g        appreciation is as follows:



         Gross unrealized appreciation                          $ 170,642,166
         Gross unrealized depreciation                             (8,999,404)
                                                                -------------
         Net unrealized appreciation                            $ 161,642,762
                                                                =============

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY VP INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (UNAUDITED)

                                                 MAINSTAY        MAINSTAY
                                                 VP ICAP         VP INCOME        MAINSTAY
                                              SELECT EQUITY      AND GROWTH       VP VALUE
                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO       ADJUSTMENTS      PRO FORMA FUND
                                              -------------     ------------     ------------     -----------      --------------
ASSETS:
Investment in securities, at value            $ 272,410,930(a)  $131,660,995(b)  $773,119,687(c)  $        --      $1,177,191,612(d)
Cash denominated in foreign currencies                   --               --           10,739(e)           --              10,739
Cash                                             12,692,815          751,681            5,650              --          13,450,146
Receivables:
    Investment securities sold                    2,625,102               --               --              --           2,625,102
    Fund shares sold                                599,372           89,378          146,594              --             835,344
    Dividends and interest                          314,987          120,605          480,124              --             915,716
Other assets                                          2,243            1,094            7,054              --              10,391
                                              -------------     ------------     ------------     -----------      --------------
        Total assets                            288,645,449      132,623,753      773,769,848              --       1,195,039,050
                                              -------------     ------------     ------------     -----------      --------------

LIABILITIES:
Securities lending collateral                     7,304,220       13,059,913       13,746,746              --          34,110,879
Written options, at value                                --               --          207,240(f)           --             207,240
Payables:
    Investment securities purchased               9,461,912               --        6,351,617              --          15,813,529
    Fund shares redeemed                            800,929          183,918          166,811              --           1,151,658
    Adviser (See Note 3)                            118,959           48,744          225,194              --             392,897
    Administrator (See Note 3)                       43,503           19,835          125,108              --             188,446
    Shareholder communication                        32,580           21,865          133,560              --             188,005
    Professional fees                                23,031           26,348           49,748              --              99,127
    NYLIFE Distributors (See Note 3)                 15,826           10,258           29,299              --              55,383
    Custodian                                         2,900            7,926            3,755              --              14,581
Accrued expenses                                        189              733            1,234              --               2,156
                                              -------------     ------------     ------------     -----------      --------------
        Total liabilities                        17,804,049       13,379,540       21,040,312              --          52,223,901
                                              -------------     ------------     ------------     -----------      --------------
Net assets                                    $ 270,841,400     $119,244,213     $752,729,536     $        --      $1,142,815,149
                                              =============     ============     ============     ===========      ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
   Initial Class                              $     126,318     $     47,255     $    280,437     $   123,013(g)   $      577,023
   Service Class                                     53,542           34,083           65,860          28,220(g)          181,705
Additional paid-in capital                      217,797,014       88,608,381      512,173,873        (151,233)(g)     818,428,035
Accumulated undistributed net investment
   income                                         3,496,065        2,383,336       17,535,842              --          23,415,243
Accumulated net realized gain on investments
   and foreign currency transactions             33,239,289        9,359,180       93,820,040              --         136,418,509
Net unrealized appreciation on investments
   and written option contracts                  16,129,172       18,811,978      128,853,420              --         163,794,570
Net unrealized appreciation on translation
   of other assets and liabilities in
   foreign currencies                                    --               --               64              --                  64
                                              -------------     ------------     ------------     -----------      --------------
Net assets                                    $ 270,841,400     $119,244,213     $752,729,536     $        --      $1,142,815,149
                                              =============     ============     ============     ===========      ==============

INITIAL CLASS
Net assets applicable to outstanding shares   $ 190,464,278     $ 69,412,668     $610,164,285     $        --      $  870,041,231
                                              =============     ============     ============     ===========      ==============
Shares of capital stock outstanding              12,631,838        4,725,544       28,043,729      12,301,190(g)       57,702,301
                                              =============     ============     ============     ===========      ==============
Net asset value per share outstanding         $       15.08     $      14.69     $      21.76     $        --      $        15.08
                                              =============     ============     ============     ===========      ==============

SERVICE CLASS
Net assets applicable to outstanding shares   $  80,377,122     $ 49,831,545     $142,565,251     $        --      $  272,773,918
                                              =============     ============     ============     ===========      ==============
Shares of capital stock outstanding               5,354,244        3,408,271        6,585,979       2,822,035(g)       18,170,529
                                              =============     ============     ============     ===========      ==============
Net asset value per share outstanding         $       15.01     $      14.62     $      21.65     $        --      $        15.01
                                              =============     ============     ============     ===========      ==============


(a) Identified cost $256,281,758 including $7,139,993 market value of securities loaned.

(b) Identified cost $112,849,017 including $12,624,389 market value of securities loaned.

(c) Identified cost $644,203,622 including $13,263,023 market value of securities loaned.

(d) Identified cost $1,013,334,397 including $33,027,405 market value of securities loaned.

(e) Identified cost $10,675.

(f) Premiums received $144,595.

(g) Reflects share adjustments, net of retired shares of VP Value Portfolio. (Calculation: Net Assets/NAV per share)

REORGANIZATION BETWEEN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, MAINSTAY VP INCOME AND GROWTH PORTFOLIO AND MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 1, 2006 THROUGH JUNE 30, 2007 (UNAUDITED)

                                                           MAINSTAY VP    MAINSTAY VP
                                                           ICAP SELECT      INCOME     MAINSTAY VP
                                                             EQUITY       AND GROWTH      VALUE                            PRO
                                                            PORTFOLIO      PORTFOLIO    PORTFOLIO     ADJUSTMENTS       FORMA FUND
                                                           -----------   ------------  ------------   -----------      ------------
INVESTMENT INCOME:
INCOME:
    Dividends (a)                                          $ 4,238,994   $  2,526,442  $ 14,792,899   $        --      $ 21,558,335
    Interest                                                   242,273         11,458     1,804,467            --         2,058,198
    Income from securities loaned - net                         19,361         33,976        80,276            --           133,613
                                                           -----------   ------------  ------------   -----------      ------------
        Total income                                         4,500,628      2,571,876    16,677,642            --        23,750,146
                                                           -----------   ------------  ------------   -----------      ------------

EXPENSES:
    Advisory (See Note 3)                                    1,086,789        560,704     2,545,277     1,441,860(b)      5,634,630
    Administration (See Note 3)                                362,488        226,977     1,414,043            --         2,003,508
    Distribution and service - Service Class (See Note 3)      120,137        105,108       297,536            --           522,781
    Professional fees                                           95,075         59,433       138,267       (84,533)(c)       208,242
    Shareholder communication                                   41,078         20,083       165,752            --           226,913
    Custodian                                                   17,634         28,698        18,948       (40,889)(c)        24,391
    Directors                                                    8,919          5,778        40,051            --            54,748
    Miscellaneous                                               16,116          8,286        36,604            --            61,006
                                                           -----------   ------------  ------------   -----------      ------------
        Total expenses before waiver/reimbursement           1,748,236      1,015,067     4,656,478     1,316,438         8,736,219
    Fees paid indirectly (See Note 3A)                          (6,894)            --            --            --            (6,894)
    Expense reimbursement from Manager (See Note 3)            (90,620)            --            --      (410,255)(b)      (500,875)
                                                           -----------   ------------  ------------   -----------      ------------
        Net expenses                                         1,650,722      1,015,067     4,656,478       906,183         8,228,450
                                                           -----------   ------------  ------------   -----------      ------------
Net investment income                                        2,849,906      1,556,809    12,021,164      (906,183)       15,521,696
                                                           -----------   ------------  ------------   -----------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
   Security transactions                                    29,016,312      7,987,352    65,689,959            --       102,693,623
   Foreign currency transactions                                    --             --            (5)           --                (5)
                                                           -----------   ------------  ------------   -----------      ------------
Net realized gain on investments and foreign
   currency transactions                                    29,016,312      7,987,352    65,689,954            --       102,693,618
                                                           -----------   ------------  ------------   -----------      ------------

Net change in unrealized appreciation on:
   Security transactions                                     7,402,893     13,577,098    53,924,428            --        74,904,419
   Written option contracts                                         --             --       (62,645)           --           (62,645)
   Translation of other assets and liabilities in
      foreign currencies                                            --             --            64            --                64
                                                           -----------   ------------  ------------   -----------      ------------
Net change in unrealized appreciation on investments,
   written option contracts and foreign currency
   transactions                                              7,402,893     13,577,098    53,861,847            --        74,841,838
                                                           -----------   ------------  ------------   -----------      ------------
Net realized and unrealized gain on investments,
   written option contracts and foreign currency
   transactions                                             36,419,205     21,564,450   119,551,801            --       177,535,456
                                                           -----------   ------------  ------------   -----------      ------------
Net increase in net assets resulting from operations       $39,269,111   $ 23,121,259  $131,572,965   $  (906,183)     $193,057,152
                                                           ===========   ============  ============   ===========      ============
(a) Dividends recorded net of foreign withholding
   taxes in the amount of:                                 $    44,850   $     11,244  $     80,884   $        --      $    136,978


(a) Dividends recorded net of foreign withholding taxes in the amount of:


(b) Reflects adjustment in expenses due to an increase in management fees.

(c) Reflects adjustment in expenses based on NYLIM's 2007 acquisition of VP Income and Growth Portfolio and VP Value Portfolio and an overall change in expenses.

REORGANIZATION BETWEEN VP ICAP SELECT EQUITY PORTFOLIO, VP INCOME AND GROWTH PORTFOLIO AND VP VALUE PORTFOLIO
NOTES TO PRO FORMA FINANCIAL STATEMENTS
AT JUNE 30, 2007(UNAUDITED)


NOTE 1 -- BASIS OF COMBINATION:
On December 7, 2007, the Board of Directors of the MainStay VP Series Fund, Inc. (the "Fund") approved a reorganization, which, subject to the approval of the shareholders of MainStay VP Value Portfolio ("Value Portfolio"), will allow MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity Portfolio"), a series of the Fund, to acquire all of the assets of Value Portfolio, and assume all of the liabilities of Value Portfolio, also a series of the Fund, in exchange for shares of beneficial interest of ICAP Select Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Portfolio (the "Reorganization").

The accounting survivor in the Reorganization will be the ICAP Select Equity Portfolio. This is because, following the Reorganization, the surviving Portfolio will have the same investment adviser and same investment objectives, policies and restrictions as the ICAP Select Equity Portfolio.

On July 11, 2007, shareholders of the MainStay VP Income & Growth Portfolio ("Income & Growth Portfolio") approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Income and Growth Portfolio by the ICAP Select Equity Portfolio, in exchange for shares of beneficial interest of the ICAP Select Equity Portfolio. The transaction was completed on August 17, 2007.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2007. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of ICAP Select Equity Portfolio, Income and Growth Portfolio and Value Portfolio at June 30, 2007. The unaudited pro forma statement of operations reflects the results of operations of ICAP Select Equity Portfolio, Income and Growth Portfolio and Value Portfolio for the year ended June 30, 2007. These statements were derived from the Portfolio's respective books and records utilized in calculating daily net asset value at the date indicated above for ICAP Select Equity Portfolio, Income and Growth Portfolio and Value Portfolio under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio that are incorporated by reference in the Statements of Additional Information.

NOTE 2 -- SECURITY VALUATION:
The net asset value per share of each class of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the exchange. The net asset value per share of each class of shares of the Portfolio is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAV.

Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At June 30, 2007, the Portfolios did not hold securities that were valued in such a manner.

NOTE 3 -- CAPITAL SHARES:
The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Income and Growth Portfolio and Value Portfolio by ICAP Select Equity Portfolio as of June 30, 2007. The number of additional shares issued was calculated by dividing the net asset value of each Class of Income and Growth Portfolio and Value Portfolio by the respective Class net asset value per share of ICAP Select Equity Portfolio.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:
The accompanying unaudited pro forma financial statements reflect changes in portfolio shares as if the Reorganization had taken place on December 31, 2006. Income and Growth Portfolio and Value Portfolio expenses were adjusted assuming ICAP Select Equity Portfolio's fee structure was in effect for the year ended June 30, 2007.

NOTE 5 -- USE OF ESTIMATES:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6 -- FEDERAL INCOME TAXES:
Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required. By doing so, the portfolio will be relieved from all or substantially all of federal and state income and excise taxes.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS;

     1.   READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

     2.   CALL TOLL-FREE 1-866-235-4258, OR GO TO WEBSITE
          HTTPS://VOTE.PROXY-DIRECT.COM;

     3.   FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

     4.   DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

                                      PROXY

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                  OF THE MAINSTAY VP VALUE PORTFOLIO

                           TO BE HELD ON MARCH 17, 2008

The undersigned contract owner of the MainStay VP Value Portfolio, (the "Value Portfolio"), a series of MainStay VP Series Fund, Inc.
(the "Fund"), hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey
A. Engelsman and Barry E. Simmons, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio held in his or her name on the books of the Acquired Portfolio and which he or she is entitled to vote at the Special Meeting of Shareholders of the Acquired Portfolio, to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on March 17, 2008, beginning at 2:00 p.m. Eastern Time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement/Prospectus dated February 1, 2008. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting in their discretion.

VOTE VIA THE TELEPHONE: 1-866-235-4258

VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


-------------------------------------   ----------------------------------------
Signature                               Date


-------------------------------------
Signature (if held jointly)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

     Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE CONTRACT OWNER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals. If specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

PROPOSAL 1:                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
-----------                                  -------   -----------   -----------
To approve an Agreement and Plan of
Reorganization providing for (i) the
acquisition of all of the assets and the
assumption of all of the liabilities of
the Value Portfolio by the MainStay VP
ICAP Select Equity Portfolio (the "ICAP
Select Equity Portfolio" or the
"Acquiring Portfolio") (formerly, the
MainStay VP Basic Value Portfolio), in
exchange for shares of the ICAP Select
Equity Portfolio to be distributed to the
shareholders of the ValuePortfolio by the
ICAP Select Equity Portfolio; and (ii) the
subsequent termination of the Value
Portfolio;

Your proxy is important whether or not you plan to attend the Special Meeting in person.

You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

                          MAINSTAY VP SERIES FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 15. INDEMNIFICATION

A. Maryland Law and By-Laws.

     Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify and advance expenses to our directors and officers to the extent permitted by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

     MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

     1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

     2. the director or officer actually received an improper personal benefit in money, property or services; or

     3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

     A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification or an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

     In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

     Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

     In addition, each Director has entered into a written agreement with the Fund pursuant to which the Fund is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Fund.

     B.   Insurance.

     New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including MainStay VP Series Fund, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

     C.   Securities and Exchange Commission Position.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

(1)  a. Articles of Incorporation of Registrant (1)

     b. Articles Supplementary (1)

     c. Articles of Amendment (1)

     d. Articles Supplementary (2)

     e. Articles of Amendment (3)

     f. Articles Supplementary (3)

     g. Articles Supplementary (6)

     h. Articles of Amendment (6)

     i. Articles Supplementary (7)

     j. Articles of Amendment (9)

(2)  Amended and Restated By-Laws of Registrant (9)

(3)  Not Applicable.

(4) Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to this Proxy Statement/Prospectus)

(5) See the Articles of Incorporation, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws (Exhibit 2, above)

(6)  Investment Advisory Contracts

     a. Form of Investment Advisory Agreement with New York Life Insurance Company ("New York Life") with respect to the Income & Growth (formerly American Century Income & Growth Portfolio) and ICAP Select Equity Portfolio (formerly Basic Value Portfolio, formerly Dreyfus Large Company Value Portfolio) (1)

     b. Form of Substitution Agreement substituting NYLIM for MacKay Shields LLC on Exhibit (d)(1) (4)

     c. Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc. on behalf of the Income & Growth Portfolio (5)

     d. Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(6) (4)
     e. Form of Sub-Advisory Agreement between NYLIM and Institutional Capital LLC on behalf of the ICAP Select Equity Portfolio (filed herewith)

(7)  Distribution Agreements

     a.   Amended and Restated Distribution and Service Agreement (8)

     b.   Amended and Restated Distribution and Service Plan (8)

(8)  Not Applicable.

(9)  Custodian Agreements

     a.   Master Custodian Agreement with Investors Bank & Trust Company (8)

     b.   Master Delegation Agreement (8)

(10) 12b-1 Plan Services Agreement (8)

(11) Opinion and consent of (Venable LLP) regarding legality of issuance of shares and other matters. (to be filed by amendment)

(12) Form of opinion of Dechert LLP regarding tax matters. (to be filed by amendment)

(13) Not Applicable.

(14) Consent of Independent Auditors (to be filed by amendment)

(15) Not Applicable.

(16) Powers of Attorney.

     Susan Kerley, Alan Latshaw, Peter Meenan, Richard Trutanic, Roman Weil, John Weisser, Brian Murdock, Stephen P. Fisher, Jack R. Benintende -- Previously filed as Exhibits to Registrant's Form N-14, 485(b), filed with the Commission on 9-21-07.

NOTES:

(1) Filed in Registrant's Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000 and incorporated by reference herein.

(2) Filed in Registrant's Post-Effective Amendment No. 31 (2-86082) filed on May 16, 2001 and incorporated by reference herein.

(3) Filed in Registrant's Post-Effective Amendment No. 37 (2-86082) filed on May 13, 2003 and incorporated by reference herein.

(4) Filed in Registrant's Post-Effective Amendment No. 30 (2-86082) filed on April 13, 2001 and incorporated by reference herein.

(5) Filed in Registrant's Post-Effective Amendment No. 24 (2-86082) filed on February 13, 1998 and incorporated by reference herein.

(6) Filed in Registrant's Post-Effective Amendment No. 41 (2-86082) filed on April 5, 2005 and incorporated herein by reference.

(7) Filed in Registrant's Post-Effective Amendment No. 44 (2-86082) filed on December 21, 2005 and incorporated herein by reference.

(8) Filed in Registrant's Post-Effective Amendment No. 46 (2-86082) filed on April 7, 2006 and incorporated hereby by reference.

(9) Filed in Registrant's Form N-SAR-B (811-03833) filed on March 1, 2007 and incorporated herein by reference.

Item 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Parsippany and State of New Jersey, on the 9th day of January, 2008.

                                        MainStay VP Series Fund, Inc.
                                        (Registrant)


                                        By: /s/ Steven P. Fisher
                                            ------------------------------------
                                            STEVEN P. FISHER
                                            PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.



/s/ Brian A. Murdock         Director                          January 9, 2008
-------------------------
BRIAN A. MURDOCK*


/s/ Susan Kerley             Director and Chairman             January 9, 2008
-------------------------    of the Board
SUSAN KERLEY*


/s/ Alan Latshaw             Director                          January 9, 2008
-------------------------
ALAN LATSHAW


/s/ Richard H. Nolan, Jr.    Director                          January 9, 2008
-------------------------
RICHARD H. NOLAN JR. *


/s/ Peter Meenan             Director                          January 9, 2008
-------------------------
PETER MEENAN*


/s/ Richard Trutanic         Director                          January 9, 2008
-------------------------
RICHARD TRUTANIC*


/s/ Roman L. Weil            Director                          January 9, 2008
-------------------------
ROMAN L. WEIL*


/s/ John A. Weisser, Jr.     Director                          January 9, 2008
-------------------------
JOHN A. WEISSER, JR.*


/s/ Jack R. Benintende       Treasurer and Principal           January 9, 2008
-------------------------    Financial and Accounting Officer
JACK R. BENINTENDE


/s/ Marguerite E.H. Morrison Secretary                         January 9, 2008
____________________________
MARGUERITE E.H. MORRISON

* Signatures affixed by Marguerite E.H. Morrison pursuant to Powers of Attorney dated June 7, 2007.